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                                                                Exhibit 10.11


                                  OFFICE LEASE

         This lease is made as of this 21st day of March 1997 by and between LAKE MERRITT PLAZA, a California general partnership ("Landlord") and PANGEA SYSTEMS, INC., a California corporation ("Tenant").

         In consideration of the rents and covenants hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the following described Premises, upon the following terms and conditions:



1.       FUNDAMENTAL LEASE PROVISIONS

1.1        Premises:                  Project:          Lake Merritt Plaza                           (Article 2)
                                      Building:         1999 Harrison Street [TOWER]
                                      Suite:            1150              Floor:  11th
                                      City:             Oakland           County:  Alameda
                                      State:            California

1.2        Floor Area:                Rentable Area:    6,924 square feet.                           (Article 2)
                                      Usable Area:      6,074 square feet.
1.3        Term:                      42 months.                                                     (Article 3)
                                      Commencement Date: (SEE Section 3.1)

1.4  :     Basic Rent:                                     DOLLARS PER          DOLLARS PER          (Article 4)
                                      MONTHS          RENTABLE SQUARE FOOT        MONTH
                                      ------          --------------------        -----
                                      1-42                 $2.00                $13,848.00

1.5  :     Expenses:                  Tenant shall pay Tenant's Share of all Expenses that exceed    (Article 6)
                                      Landlord's Base Year Costs together with other items of
                                      Expense as set forth in Article 6.  Tenant's Share is
                                      1.52%.  The Base Year shall be the calendar year 1997.

1.6        After-Hours Charges:       After-Hours Charges payable by Tenant as of the Commencement   (Article 12)
                                      Date shall be as follows:
                                           Air Conditioning $27.50 per hour, per
                                           suite Ventilation only $4.50 per
                                           hour, per suite Lighting only $1.50
                                           per hour, per suite

1.7        Prepaid Rent:              Tenant shall pay the Basic Rent for the first month of the     (Article 4)
                                      term upon execution of this Lease.



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1.8  S     Security Deposit:          $13,848.00                                                     (Article 9)

1.9        Landlord's Address For     c/o TRANSPACIFIC DEVELOPMENT COMPANY                           (Article 37)
           Notices:                   2377 Crenshaw Boulevard, Suite 300
                                      Torrance, California  90501-3325

1.10       Tenant's Address for       1999 Harrison Street                                           (Article 37)
           Notices:                   Suite 1100
                                      Oakland, California  94612
                                      Attention:        Jonathan Dickstein
                                                        Vice President, Legal Counsel

1.11       Broker:                    Cushman & Wakefield and Transpacific Development Company.      (Section 39.3)



2.       PREMISES

         2.1 The approximate location of the premises (the "Premises") leased hereunder is shown on the drawing attached hereto as EXHIBIT A. The Premises consist of that certain space situated in the building (the "Building") described in Section 1.1 hereof. The area of the Premises for all purposes hereunder is stipulated to be the square feet of usable area and square feet of rentable area specified at Section 1.2. As used in this Lease, the following terms have the meanings indicated:

                  2.1.1 The term "gross area" or "gross square footage" means the entire area being measured, including vertical elevator and ventilation shafts, maintenance, telephone, mechanical and electrical rooms and closets, and all other public areas measured from the exterior of exterior walls and from the center Fine of interior demising walls;

                  2.1.2 The term "usable area" or "usable square footage" means the entire floor area of tenant space being measured, excluding vertical shaft and all public areas, measured from the exterior walls and the exterior of interior corridor walls, and the center line of interior demising walls; and

                  2.1.3 The term "rentable area" or "rentable square footage" means the entire area measured in the same way within exterior Building walls including all common or public areas of the Building allocated proportionately to each floor of the Building but excluding public stairwells and such vertical shafts. As to the area leased by



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Tenant, the rentable area is stipulated to be the usable area of the Premises increased by 14%.

         2.2 If the Premises are being newly constructed, then within thirty
(30) days after the Commencement Date either party may, by written notice to the other given within such period, require that the area of the Premises be remeasured by Landlord's space planner in accordance with the foregoing, at the expense of the requesting party. If such remeasurement indicates a variance from the square footage areas specified above, this Lease shall be amended accordingly.

         2.3 The Premises are (or when constructed will be) a part of a business commercial complex consisting of the Building and other buildings, landscaping, parking facilities and other improvements described as the "Project" in Section
1.1 hereof. The Project is generally shown on the drawing attached hereto as EXHIBIT A-1. Landlord may, in its sole discretion, change the size, shape, location, number and extent of any or all of the Improvements in the Project without any liability to or consent of Tenant, except that no material change in the size or location of the Premises shall be made without Tenant's consent. Tenant does not rely on the fact nor does Landlord represent that any specific tenant or number of tenants shall occupy any space in the Project.

         2.4 Landlord reserves the right to use the roof and exterior walls of the Premises, and the area beneath, adjacent to and above the Premises. Together with the right to install, use, maintain and replace equipment machinery, pipes, conduits and wiring through the Premises, which serve other parts of the Project in a manner and in locations which do not unreasonably interfere with Tenant's use of the Premises. No light, air or view easement is created by this Lease.

         2.5 Tenant hereby acknowledges that the Project is being, or may be, constructed or reconstructed in phases, and that by reason of construction or reconstruction activities there may be temporary incidents thereof such as dust dirt, barricades, detours, equipment or material in the Building or Common Areas. Tenant hereby agrees that so long as Landlord conducts such activities in a reasonable manner Landlord shall not be liable for any such incidents of construction or reconstruction.

         2.6 Except as specifically provided in the "Construction Provisions" describing the construction of leasehold improvements (if any), attached hereto as EXHIBIT C, Tenant shall lease the Premises in an "As Is" condition and Landlord shall be under no obligation to improve, remodel, alter or otherwise modify the Premises for Tenant's occupancy thereof.



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3.       TERM

         3.1 COMMENCEMENT DATE. The term of this Lease shall be for the duration set forth in Section 1.3 hereof and shall commence on the earlier to occur of
(i) the date Tenant (or any subtenant) takes possession of, occupies or commences using any part of the Premises, or (ii) April 1, 1997 (the "Commencement Date"). Following the Commencement Date, Landlord shall prepare and deliver to Tenant an instrument substantially in the form set forth in EXHIBIT B attached hereto and Tenant shall promptly execute and deliver the same to Landlord. Failure of Tenant to execute the said instrument within ten (10) days after written request from Landlord shall be a material default hereunder. This Lease shall be a binding contractual agreement effective upon the date of execution hereof by both Landlord and Tenant, notwithstanding the later commencement of the term of this Lease.

         3.2 SUBSTANTIAL COMPLETION. For purposes hereof, the phrase "substantial completion" means the completion (as determined, in the event of a dispute. by Landlord's architect or space planner in accordance with AIA standards) of the construction work to be performed by Tenant pursuant to the "Plans" (as defined in EXHIBIT C, "Construction Provisions," attached hereto), except for such items that constitute minor defects or adjustments which can be completed after occupancy by Tenant without causing material interference with Tenant's use of the Premises (so-called "punch list" items). On or about the date when Tenant has substantially completed all work to be performed by Tenant in the Premises, Landlord and Tenant shall inspect the Premises and all punch list items shall be noted in writing on Landlord's punch list form. As soon thereafter as conditions permit, Tenant shall complete all such punch list items. Upon Tenant's completion of such punch list items, Landlord and Tenant shall reinspect the Premises with regard to all punch list items previously noted and shall Indicate on Landlord's punch list form if such items have been satisfactorily completed. The preceding procedure shall be repeated until all such items have been satisfactorily completed by Tenant.

         3.3      INTENTIONALLY OMITTED.

         3.4 OCCUPANCY. Tenant acknowledges that as of the date hereof, the Premises are occupied by another tenant or occupant. Therefore, Tenant agrees that if for any reason Landlord is unable to obtain possession of the Premises from the said tenant or occupant and to deliver the some to Tenant on or before April 1, 1997, this Lease shall not be void or voidable nor shall Landlord or its agents, employees or contractors be liable therefor, monetarily or otherwise, but the Commencement Date shall be the date Landlord delivers possession of the Premises to Tenant. If, Landlord is unable to obtain possession of the Premises and deliver possession thereof to Tenant on or before July 1, 1997, either Landlord or Tenant may elect to terminate this Lease by written notice to the



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

other, which notice must be given before Tenant receives notice from Landlord that Landlord has received possession of the Premises whereupon this Lease shall terminate and the parties hereto shall be discharged from any and all further obligations or liability hereunder.

4.       RENT AND EXPENSE PAYMENTS

         4.1 GENERAL. The "Rent" or "Rental" hereunder is composed of "Basic Rent" as set forth in Section 1.4 hereof and adjustments thereto as hereinafter provided. The term "Expenses" hereunder means all costs, expenses, fees, charges or other amounts described in Article 6. Tenant agrees to pay to Landlord all Rent and Expenses required under this Lease, which shall be payable monthly to Landlord (unless expressly provided otherwise), without deduction or off set, in lawful money of the United States of America at the office maintained by Landlord in the Project or at such other place as Landlord may from time to time designate in writing. Notwithstanding any contrary provisions of this Lease, all Expenses, late payment fees, interest, "After-Hours Charges," parking fees payable under the "Parking License Agreement" attached hereto, and all other sums of money or charges required to be paid pursuant to this Lease shall be deemed "Additional Rent" for the Premises; and in any notice to pay rent or quit the Premises, Landlord may include and designate same as rent then past due and owing, if such is the case. Any Rent or Expenses increases which are called for hereunder, the payment of which is delayed or prevented by reason of any wage and price control low, rent control law, or other governmental rule, law or restriction, shall accrue and be payable together with interest thereon at the "Agreed Rate" (as defined in Section 39.13 hereof), at the end of the Lease term. Or sooner if allowed. No acceptance by Landlord of partial payment of any sum due from Tenant shall be deemed a waiver by Landlord of any of its rights to the full amount due, nor shall any endorsement or statement on any check or accompanying letter from Tenant be deemed an accord and satisfaction. Any Rent payments or other sums received from Tenant or any other person shall be conclusively presumed to have been paid on Tenant's behalf, unless Landlord has been given prior written notice to the contrary by Tenant. Tenant agrees that the acceptance by Landlord of any such payment shall not constitute a consent by Landlord or a waiver of any of its rights under this Lease. In no event shall the foregoing be construed as requiring Landlord to accept any Rent or other sums from any person other than Tenant if the term hereof begins or ends on a day other then the last day of a month. Then the Rent and Expenses for such month shall be prorated based on a thirty (30) day month. All prorations of Rent or Expenses under this Lease for fractional periods shall be based on a thirty
(30) day month and a three hundred sixty (360) day year.

         4.2 BASIC RENT. Tenant shall pay the "Basic Rent" set forth in Section
1.4 hereof on the first day of each month in advance, beginning on the Commencement Date. Landlord may, but shall not be obligated to, send a bill or statement for Rent to Tenant




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


each month, but Tenant shall be obligated to pay Rent on the first day of each month regardless of whether or not it receives a bill or statement.

         4.3 PREPAID RENT. Tenant shall pay prepaid Basic Rent concurrently with the execution of this Lease, as set forth in Section 1.7 hereof.

5.       INTENTIONALLY OMITTED

6.       EXPENSES

         6.1 Tenant shall pay its share of "Expenses" on the first day of each month during the term hereof or otherwise as set forth in this Article 6. The monthly Expenses payable by Tenant hereunder consist of the amount by which Tenant's Share of Expenses exceeds Landlord's Base War Costs (as such terms are hereinafter defined). calculated as follows: Total Expenses (estimated or actual) multiplied by Tenant's Share minus Landlord's Base Year Costs, divided by twelve (12) months.

         6.2 DEFINITIONS. As used in this Lease, the following terms have the meanings indicated:

                  6.2.1 "Landlord's Base Year Costs" means the annualized dollar amount which results from multiplying the total actual Expenses incurred by Landlord during the Base Year by Tenant's Share. Such amount constitutes the amount per year which Landlord agrees to pay towards Expenses allocable to the Premises, without reimbursement from Tenant. Landlord's Base Year Costs shall be adjusted to be equal to Landlord's reasonable estimate of Expenses assuming at least ninety-five percent (95%) of the total rentable area of the Building was occupied for the entire year, and assuming the Building was fully completed and fully assessed for property tax assessment, maintenance and repair purposes.

                  6.2.2 The term "Expenses" means all expenses, costs and fees paid or incurred by Landlord during any calendar year during the term hereof in connection with or attributable to the Building and Common Area (as described hereinafter), including any parking facilities therein, for.

                           6.2.2.1. Electricity, water, gas, sewer, and all other utility services to or for the Building or Common Area, including any utility taxes, fees, charges or other similar impositions paid or incurred by Landlord in connection therewith; and

                           6.2.2.2. Operation, maintenance (including reasonable reserves), security services, replacement for normal wear and tear, repair, restriping or resurfacing of paving, management (including costs of on-site Offices and


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         personnel and a reasonable home-office overhead allocation), insurance
         (including public liability and property damage, rent continuation, boiler and machinery and extended coverage insurance), and cleaning of the Building and Common Area and all furnishings, fixtures and equipment therein, but excluding the costs of special services rendered to tenants (including Tenant) for which a separate charge is made, costs of leasing and preparing space for now tenants in the Building, or costs borne solely by Tenant under the Lease. The term "Expenses" includes the annual amortization of costs (including financing at the then prevailing rate, if any) of any equipment, device or improvement required after completion of the Building by governmental authority or incurred as a labor saving measure or to reduce operation or maintenance expenses with respect to the Building and Common Area where such costs are amortized over the useful life thereof and which do not inure primarily to the benefit of any particular tenant; and

                           6.2.2.3. All real property taxes and personal property taxes, licenses, charges and assessments which are levied, assessed, imposed or collected by any governmental authority or improvement or assessment district during any calendar year with respect to the Building or Common Area and the land on which the same is located, and any improvements, fixtures, equipment and other property of Landlord, real or personal, located in the Project and used in connection with the operation or maintenance of the Building or Common Area (computed on a cash basis or as if paid in permitted installments regardless of whether actually so paid), as well as any tax which shall be levied or assessed in addition to or in lieu of such taxes (it being acknowledged that because of the passage of laws which limit increases in real property taxes, government agencies may impose fees, charges, assessments or other levies in connection with services previously furnished without charge or at a lesser charge and which were previously paid for in whole or in part, directly or indirectly by real property taxes), any gross excise tax or other similar tax, and any costs or expenses of contesting any such taxes, licenses, charges or assessments, but excluding any federal or state income or gift tax or any franchise, capital stock, estate or inheritance taxes.

                  6.2.3 The term "Common Area" means that portion of the Project other than the Building and other buildings for lease to tenants which is from time to time designated and improved for nonexclusive, common use by more than one person. The general location of the Common Area is shown on EXHIBIT A-1 attached hereto and incorporated by reference. The Common Area includes parking facilities in the Project.

         Any cost or expense included in Expenses which is attributable to Common Area shall be prorated by Landlord to the Building based on the proportion which the total square footage of the Building bears to the total square footage of all buildings in the Project from time to time or by such other fair and reasonable method of allocation based



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on use or benefit as Landlord may determine except that with regard to taxes,
Landlord may use such allocation of taxes among the various parcels in the Project as may have been used by the taxing authority.

                  6.2.4 The term "Base Year" means the calendar year specified at Section 1.5.

                  6.2.5 The term "Subsequent Year" means the first full calendar year following the Base Year and each calendar year, or part thereof, thereafter occurring during the term of this Lease.

                  6.2.6 "Tenant's Share" is hereby agreed by Landlord and Tenant to be the percentage set forth in Section 1.5 hereof.

                  6.2.7 Notwithstanding the foregoing, or anything to the contrary in the Lease, in no event shall Tenant have any obligation to perform or to pay directly, or to reimburse Landlord for, all or any portion of the following repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, charges, costs and expenses (collectively, "Costs') except as otherwise or to the extent provided in this Section 6.2.7:

                           6.2.7.1. Costs occasioned by the act, omission or violation of law by Landlord, any other occupant of the Project or their respective agents, employees or contractors.

                           6.2.7.2. Costs occasioned by fire, acts of God, or other casualties pursuant to Article 18 hereof or by the exercise of the power of eminent domain pursuant to Article 19 hereof.

                           6.2.7.3. Costs relating to improvements and capital equipment and tools which could properly be capitalized under generally accepted accounting principles, except to the extent expressly permitted at Section 6.2.2.2 hereof.

                           6.2.7.4. Costs to the extent Landlord receives
reimbursement from others.

                           6.2.7.5. Any charge for Landlord's federal or state income tax, excess profit tax, franchise tax, or like tax on Landlord's business.

                           6.2.7.6. Costs to correct any defect in the original
construction of the Project.

                           6.2.7.7. Costs incurred to bring the Building into compliance with any laws in effect prior to the Commencement to the extent the costs therefor



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         exceed $50,000.00 in any given year (as to the Project and not as to
         Tenant's Share thereof) (subject to the provisions of Section 6.2.2.2).

                           6.2.7.8. The cost of any renovation, improvement, painting or redecorating of any portions of the Project which are exclusive to the use of a particular tenant or occupant.

                           6.2.7.9. Fees, commissions, attorneys' fees, Costs or other disbursements incurred in connection with negotiations or disputes with any other occupant of the Project and Costs arising from the violation by Landlord or any occupant of the Project (other than Tenant) of the terms and conditions of any lease or other agreement.

                           6.2.7.10. Depreciation, amortization or other expense reserves except as otherwise expressly permitted by this Lease.

                           6.2.7.11. Interest charges and fees incurred on debt (except as otherwise expressly permitted by this Lease), payments on mortgages and rent under ground leasses.

                           6.2.7.12. Advertising or promotional Costs (excluding any Project signage, exclusive of signs identifying any tenant or occupant).

                           6.2.7.13. Lease payments and Costs for capital machinery and equipment (except when needed in connection with normal repairs and maintenance of permanent systems), such as air conditioners, elevators, and the like which, if purchased rather than rented, would constitute a capital expenditure above (but further excluding equipment not affixed to the Building which is used in providing janitorial and similar services).

                           6.2.7.14. Sums for the acquisition of paintings and other art objects.

                           6.2.7.15. Costs incurred to comply with laws in effect as of the date of this Lease relating to the removal of hazardous material (as defined under applicable law, and defined as such as of the Commencement Date), which hazardous material is in existence in the Building or Project prior to the date of this Lease or is brought into the Building or Project after the date hereof by Landlord or any other tenant of the Building or Project (excluding Tenant), and is of such a nature that a Federal, State or municipal government governmental authority, if it had knowledge of the presence of such hazardous material in the state and under the conditions that it then exists in the Building or Project would require the removal of such hazardous material or would require other remedial or



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         containment action with respect thereto pursuant to laws in effect as of the date of this Lease.

                           6.2.7.16. Wages, salaries, compensation, and labor burden for any employee to the extent not involved with the business of the Project, calculated on a pro rate basis between the time such person provides services for the Project and provides services elsewhere. Overhead profit increments paid to Landlord's subsidiaries and affiliates for management or other services on or to the Building to the extent that the cost of the services, supplies or materials exceeds the cost that would have been paid had the services, supplies or materials been provided by other qualified, first-class, unaffiliated parties on a competitive basis.

                           6.2.7.17. Costs and expenses for which Tenant reimburses Landlord directly or which Tenant pays directly to a third person.

         6.3 PAYMENT OF ESTIMATED EXPENSES. Tenant shall pay estimated Expenses to Landlord as follows:

                  6.3.1 Landlord shall submit to Tenant, on or before March 31 of the first Subsequent Year or as soon thereafter as Landlord has sufficient data, a reasonably detailed statement showing the Expenses for the Base Year.

                  6.3.2 For each Subsequent Year, Landlord shall submit to Tenant, prior to January 1 of such Subsequent War or as soon thereafter as practicable, a reasonably detailed statement showing the estimated Expenses for such Subsequent Year. The determination of estimated Expenses hereunder shall be made by Landlord based upon Landlord's experience with small costs and projections. Tenant shall pay monthly to Landlord an amount equal to the excess of (a) the sum of the total annual estimated Expenses multiplied by Tenant's Share minus (b) Landlord's Base Year Costs, over (c) twelve (12) months. If Landlord does not submit said statement to Tenant prior to January 1 of any such Subsequent Year Tenant shall continue to pay its share of estimated Expenses at the then existing rate until such statement is submitted, and, thereafter, at the monthly Rent payment date next following the submittal of such statement, shall pay its share of estimated Expenses based on the rate set forth in such statement together with any amounts based on such rate which may have theretofore accrued from January 1 of such Subsequent Year. Landlord may revise such estimated Expenses at the end of any calendar quarter, and Tenant shall pay Tenant's Share of such revised estimated Expenses after notice thereof as herein provided.

         6.4 PAYMENT OF ACTUAL EXPENSES. Actual Expenses shall be reconciled against payments of estimated Expenses as follows:



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                  6.4.1 On or before March 31 of the second Subsequent Year and each Subsequent Year thereafter, or as soon thereafter as Landlord has sufficient data, Landlord shall submit to Tenant a reasonably detailed statement showing the actual Expenses paid or incurred by Landlord during the previous calendar year. If Tenant's Share of such actual Expenses is less than the amount of estimated Expenses for such previous year theretofore paid by Tenant. Then Landlord shall credit the amount of such difference against estimated and/or actual Expenses which may thereafter be due from Tenant; provided, however, that in no event shall Tenant receive a credit as provided herein for any amount calculated to be less than Landlord's Base Year Costs. If Tenant's Share of such actual Expenses is more than the amount of the estimated Expenses for such previous year theretofore paid by Tenant, then Tenant shall at the monthly Rent payment date next following the submittal of such statement to Tenant pay to Landlord the full amount of such difference.

                  6.4.2 The reconciliation of the Expenses paid by Tenant for the calendar year in which this Lease terminates shall be made upon Landlord's submittal to Tenant of the statement of actual Expenses for such calendar year. The estimated and actual Expenses for such calendar year shall be prorated based on the actual number of days in such calendar year that this Lease was in effect, based on a 360 day year, and shall be compared. If pursuant to such comparison it is determined that them has been an underpayment or an overpayment by Tenant for such calendar year, Landlord shall refund the overpayment to Tenant. Or Tenant shall pay the amount calculated as owing to Landlord, as the case may be, within thirty (30) days after the submittal of the statement by Landlord. This provision shall survive the expiration or termination of the Lease. If Landlord deems it advisable, Landlord may submit partial year statements pursuant to this Section 6.4.2 in order to cause an earlier reconciliation of Expenses for the calendar year in which this Lease terminates.

         6.5      OTHER EXPENSE PROVISIONS.

                  6.5.1 Notwithstanding any provision of this Article 6 to the contrary, if at any time during the term of this Lease any tenant pursuant to an express provision in its lease and with Landlord's approval, contracts for certain Building or Common Area services to be provided directly to it and at its expense, which services would normally be furnished by Landlord (e.g., janitorial, maintenance, utilities, etc.), then Landlord may make an appropriate adjustment in calculating Tenant's Share of Expenses to the end that the cost of the remaining services provided by Landlord are shared proportionately by all tenants receiving such services.

                  6.5.2 In determining the amount of Expenses hereunder, the Expenses shall be adjusted to be equal to Landlord's reasonable estimate of Expenses assuming at least ninety-five percent (95%) of the total rentable area of the Building was occupied for


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


the entire year, and assuming the Building was fully completed and fully assessed for property tax assessment, maintenance and repair purposes.

                  6.5.3 The computation of Expenses pursuant to this Article 6 is intended to constitute a formula for an agreed sharing of costs by tenants, and may or may not constitute an exact reimbursement to Landlord for costs paid by Landlord, and for Landlord's administration.

                  6.5.4 Any delay or failure of Landlord in computing or billing for Expenses shall not constitute a waiver of, or in any way impair, the obligation of Tenant to pay Expenses hereunder. However, Tenant shall not be charged interest on unpaid Expenses which have accrued during such time that Landlord has failed to submit a statement for such Expenses.

7.       TAXES PAYABLE SOLELY BY TENANT

         7.1 In addition to the Rental and Expenses to be paid by Tenant, Tenant shall pay before delinquency and without notice or demand by Landlord any and all taxes levied or assessed on and which become payable by Tenant during the term of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from in sources, capital stock taxes, and estate and inheritance taxes), whether or not now customary or within the contemplation of the parties hereto, which are based upon, measured by or otherwise calculated with respect to, (i) the gross or net Rent payable under this Lease, including, without limitation, any gross receipts tax or any other gross income tax or excise tax levied by any taxing authority with respect to the receipt of the Rental hereunder, (ii) the value of Tenant's equipment, furniture fixtures or other personal property located in the Premises; (iii) the possession, lease, operation, management maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, (iv) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. Real property taxes on improvements which are installed as part of Landlord's Work shall be deemed to be included in the taxes described in Section 6.2.2.3 above, as to which Tenant shall pay Tenant's Share. If it is not lawful for Tenant to reimburse Landlord for any such taxes paid or incurred by Landlord, the Rent shall be revised so as to net Landlord the same net Rent after imposition of such taxes as would have been payable prior to the imposition of such taxes.

8.       LATE PAYMENTS

         8.1 If Tenant fails to pay to Landlord when due any Rent, Expenses or other sums owing to Landlord pursuant to the terms of this Lease said late payment shall bear interest at the Agreed Rate as herein provided and in addition:



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


                  8.1.1 For each such late payment that is not paid within five
(5) days after the date the same was due, Tenant shall pay to Landlord a service charge equal to seven percent (7%) of the overdue amount. Tenant acknowledges and agrees that such late payment by Tenant will cause Landlord to incur costs and expenses not contemplated by this Lease, the exact amounts of which will be extremely difficult to ascertain, and that such service charge represents a fair estimate of the costs and expenses which Landlord would incur by reason of Tenant's late payment. Tenant further agrees that such service charge shall neither constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any other right or remedy available to Landlord; and

                  8.1.2 Following any three (3) consecutive late payments of Rent, Landlord may, upon notice to Tenant,

                           8.1.2.1. Require that, beginning with the first payment of Rent due following the date the third (3rd) late payment was due, Rent shall no longer be paid in monthly installments but shall be payable three (3) months in advance and, in addition or in the alternative at Landlord's election,

                           8.1.2.2. Require that Tenant increase the amount of any Security Deposit required herein by one hundred percent (100%), which additional Security Deposit shall be retained by Landlord, and which may be applied by Landlord, in the manner provided herein with respect to any Security Deposit required herein.

9.       SECURITY DEPOSIT

         9.1 Upon Tenant's execution of this Lease, Tenant shall deposit with Landlord a "Security Deposit" in the amount set forth in Section 1.8 hereof, which shall be hold by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease. It being expressly understood and agreed that the deposit is neither an advance Rent deposit nor a measure of Landlord's damages in case of Tenant's default. If at any time during the term of this Lease or any extended term thereof Tenant's Basic Rent is increased pursuant to Article 5 or otherwise, the Security Deposit shall be increased in the same proportion and Tenant shall deposit cash with Landlord in an amount sufficient to increase the Security Deposit to the appropriate amount. The Security Deposit may be retained, used or applied by Landlord to remedy any default by Tenant, to repair damage caused by Tenant to any part of the Project, and to clean the Premises upon expiration or earlier termination of the Lease, as well as to reimburse Landlord for any amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount required hereunder, and

Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. Tenant may not elect to use any portion of said Security Deposit as a Rental payment although Landlord may elect to do so in the event Tenant is in default hereunder or is insolvent. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at Tenant's last known address (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within thirty (30) days after the Lease term has ended and the Premises have been vacated by Tenant in the manner required by this Lease.

10.      TENANT IMPROVEMENTS

         10.1 APPLICABILITY. The "Construction Provisions" attached as EXHIBIT C hereto shall govern with regard to work to be completed at Tenant's expense ("Tenant's Work"). Landlord has no obligation and has made no promise to alter, remodel, decorate, paint or otherwise improve the Premises or any part thereof and Tenant shall accept the Premises in an "as is" condition with all faults.

         10.2     INTENTIONALLY OMITTED.

         10.3     INTENTIONALLY OMITTED.

11.      USE

         11.1. The Premises shall be used and occupied by Tenant for general office purposes and for no other purpose without the prior written consent of Landlord, which Landlord may withhold in its sole discretion. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building or the Project, with respect to the suitability thereof for the conduct of Tenant's business. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect or cause a cancellation of any fire or other insurance covering the Building, Common Area, or the Premises or any of its contents, nor shall Tenant senor permit to be kept, used or sold in or about the Premises any article which may be prohibited by a standard form policy of insurance. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for any such insurance by reason of Tenant's failure to comply with the provisions of this Article 11. Tenant agrees that it will use the Premises in such manner as not to interfere with the rights of other tenants of the Building or Common Area. Tenant shall neither use nor allow the Premises, Building or Common Area to be used for any unlawful or objectionable purpose, nor cause, maintain or permit any nuisance or waste in, on or about any portion of the Project. Tenant will not place a load upon any floor exceeding the floor load which such floor was designed to carry, and Landlord reserves the right to prescribe the location of any safe or other heavy equipment in the Premises. Tenant shall not use or allow anything to be done in or about the Premises or this Project which will in any way conflict with any law, ordinance or governmental regulation or requirement of any board of fire underwriters or any duly constituted public authority now in force or hereafter enacted or promulgated affecting the use or occupancy of the Premises, and shall promptly comply with any such law or requirements at its sole cost and expense. The judgment of any court of competent jurisdiction or any admission by Tenant that Tenant has violated any such law, statute ordinance, rule, regulation or requirement shall be conclusive of such fact as between Landlord and Tenant.

12.      SERVICE AND UTILITIES

         12.1 LANDLORD'S OBLIGATIONS. Provided Tenant is not in default hereunder, Landlord shall as a part of Expenses make available to the Premises during the Building's normal business hours as set forth in Rule 17 of the Rules and Regulations described in Article 36 hereof, such amounts of air conditioning, heating and ventilation as may be required in Landlord's reasonable judgment for the comfortable use of the Premises, as well as elevator service, reasonable amounts of electric current for normal lighting by Building Standard overhead fixtures and for fractional horsepower office machines, and water for lavatory and drinking purposes. "Building Standard" fixtures and equipment are as described in Schedule A to EXHIBIT C attached hereto or, in absence thereof, as installed in the typical common corridor. Landlord shall as a part of Expenses replace Building Standard light bulbs, tubes and ballasts which need replacing due to normal use. Landlord shall also as a part of Expenses maintain and keep lighted the common stairs, entries and toilet rooms in the Building and shall provide trash removal, janitorial service and window washing customary for similar buildings in the same geographical area. Except to the extent caused by Landlord's negligence, Landlord shall not be in default hereunder or liable for any damages directly or indirectly resulting from, nor shall the Rent be abated (except as otherwise expressly provided for herein) or shall there be deemed a constructive or other eviction of Tenant by reason of
(i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and services, (ii) failure to furnish, or delay in furnishing, any such utilities or services when such failure or delay is caused by acts of God, acts of government, labor disturbances of any kind, or other conditions beyond the reasonable control of Landlord, or by the making of repairs or improvements to the Premises or any part of the Project, or (iii) governmental limitation, curtailment, rationing or restriction on use of water, electricity or any other service or utility whatsoever serving the Premises, Building or Common Area. If (a) Landlord fails to provide any utility Landlord is required to provide Tenant under the provisions of this Section 12.1 (except where such failure is the result of casualty damage to, or a condemnation of, all or a part of the Building), and
(b) such failure is attributable to Landlord, or its agents, employees or contractors, and (c) such failure constitutes a material interference with Tenant's use and occupancy of the Premises, and (d) Tenant has notified Landlord in writing of such failure ("Utility Interruption Notice"), then if such interruption continues for five (5) consecutive days after Landlord has received the Utility Interruption Notice, then the Basic Rent shall be wholly abated commencing upon said fifth (5th) day and continuing until such utility is restored and (ii) if such interruption continues for a period of forty-five (45) consecutive days after Landlord has received the Utility Interruption Notice, then Tenant shall have the right to terminate this Lease by providing Landlord ten (10) days' written notice thereof, which notice must be given after the expiration of the said forty-five (45) day period and received by Landlord prior to the date such utility is restored. Landlord shall be entitled to cooperate with the energy conservation efforts of governmental agencies or utility suppliers. The failure of Landlord to provide such services if consistent with the foregoing shall not constitute a constructive or other eviction of Tenant.

         12.2 AFTER-HOURS CHARGES. During non-business hours Landlord shall as a part of Expenses keep the public areas of the Building lighted and shall provide elevator service with at least one (1) elevator, but shall not be obligated to furnish ventilation, lighting or air conditioning to the Premises. If Tenant requires ventilation, lighting and/or air conditioning during non-business hours Tenant shall give Landlord at least twenty-four (24) hours prior notice of such requirement or shall follow such other procedure for activating the building energy management system as Landlord may advise Tenant, and Tenant shall pay Landlord the "After-Hours Charges" for such extra service at the rate set forth in Section 1.6 hereof. Such rates are subject to increase from time to time based on increases in Landlord's costs associated with providing such extra services. An payment required for After-Hours Charges shall be deemed to be Additional Rent and Landlord shall have the some remedies for a default in payment thereof as for a default in payment of Rent.

         12.3 TENANT'S OBLIGATIONS. Tenant shall pay, prior to delinquency, for all telephone charges and all other materials and services not expressly required to be paid by Landlord, which may be furnished to or used in, on or about the Premises during the term of this Lease. Tenant shall also pay, as Additional Rent, all charges and fees required to be paid by Tenant by the Rules and Regulations described in Article 38 of this Lease.

         12.4 EXCESS UTILITY USAGE. Tenant will not without the prior written consent of Landlord use any apparatus or device in the Premises, including (without limitation) electronic date processing machines, punch card machines, and telephone switchgear, which will materially increase the amount of cooling or ventilation or electricity or water usually furnished or supplied for use of the Premises as general office space; nor shall Tenant connect with electric current (except through existing electrical outlets in the

Premises) or water pipes, any apparatus or device for the purpose of using electrical current or water, except as may be provided in the Construction Provisions. If Tenant uses electricity at a rate in excess of 4 kilowatt/hours per usable square foot of the Premises per year, the cost to Landlord of any such excess use of utility service by Tenant shad be paid by Tenant based on Landlord's reasonable estimates and costs. If Tenant requires or uses ventilation, cooling, water or electric current or any other resource in excess of that usually furnished or supplied for use of the Premises as general office space. Landlord may cause a special meter or other measuring device to be installed in or about the Premises to measure the amount of water, electric current or other resource consumed by Tenant. The cost of any such meter, and of the installation, maintenance and repair thereof, shall be paid for by Tenant, and Tenant agrees to pay Landlord promptly upon demand for all such water, electric current or other resource consumed, as shown by said meter, at the rates charged by the local public utility or other supplier furnishing the same, plus any additional expense incurred by Landlord in keeping account of the foregoing and administering same. If any lights, machines or equipment (including but not limited to computers) are used by Tenant in the Premises which materially affect the temperature otherwise maintained by the heating, ventilation or air conditioning system, or generate substantially more heat in the Premises than would be generated by Building Standard lights or usual fractional horsepower office equipment, Landlord shall have the right to install any machinery and equipment which Landlord deems necessary to restore the temperature balance in any affected part of the Building, including but not limited to modifications to the Building Standard air conditioning equipment and the cost thereof including the cost of Installation and any additional cost of operation and maintenance occasioned thereby shall be paid by Tenant to Landlord upon demand. Any sums payable under this Section 12.4 shall be considered Additional Rent, and Landlord shall have the same remedies for a default in payment of such sum as for a default in the payment of Rent.

13.      ENTRY BY LANDLORD

         13.1 Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times during normal business hours and at any time in case of an emergency (i) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease, (ii) to maintain or to make any repair or restoration to the Building that Landlord has the right or obligation to perform, (iii) to install any meters or other equipment which Landlord may have the right to install, (iv) to serve, post or keep posted any notices required or allowed under the provisions of this Lease, (v) to post "for sale" signs at any time during the term, and to post "for rent" or "for lease" signs during the last three (3) months of the term or during any period while Tenant is in default, (vi) to show the Premises to prospective brokers, agents, buyers, tenants, or persons interested in an exchange, (vii) to shore the foundations, footings, and wells of the Building and to erect scaffolding and protective barricades around and about the Building or the Premises, but not so as to prevent entry into the Premises, and (viii) to do any other act or thing necessary for the safety or preservation of the Premises or the Building. Landlord shall have the right at all times to have and retain a key with which to unlock all doors in, upon and about the Premises excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to gain entry in an emergency, and any entry to the Premises obtained by Landlord in accordance with the foregoing shall not be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof. Except to the extent caused by the negligence or willful misconduct of Landlord, Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business and any loss of occupancy or quiet enjoyment of the Premises by reason of Landlord's exercise of its rights of entry in accordance with this
Article 13. Tenant shall not be entitled to an abatement or reduction of Rent or Expenses in connection with any such entry.

14.      MAINTENANCE AND REPAIR

         14.1 LANDLORD'S OBLIGATIONS. Landlord shall as part of Expenses maintain or cause to be maintained in good order, condition and repair the structural and common portions of the Building and all Common Areas in the Project including, but not limited to, the Building Standard heating, ventilating and air conditioning systems (except to the extent of damage caused by Tenant and not covered by Landlord's insurance which shall be repaired by Landlord at Tenant's expense). Landlord shall not be liable, and neither Rent nor Expenses shall be abated, for any failure by Landlord to maintain and repair areas which are being used in connection with construction or reconstruction of improvements, or for any failure to make any repairs or perform any maintenance, unless such failure shall persist for an unreasonable time after written notice of the need thereof is given to Landlord by Tenant. To the extent the provisions of this Article 14 are in conflict with any statute now or hereafter in affect which would off afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease. The provisions of this Article 14 shall govern.

         14.2     TENANT'S OBLIGATIONS.

                  14.2.1 Tenant shall, at its sole cost and expense, except for janitorial services furnished by Landlord pursuant to Article 12 hereof, and except as resulting from the negligence or willful misconduct of Landlord (and which is not covered by insurance which Tenant is obligated to maintain under this Lease) and except for damage or destruction pursuant to Article 18 hereof, maintain the Premises including all improvements therein in good order, condition and repair.

                  14.2.2 In connection with Tenant surrendering possession of the Premises at the and of the Lease term, Tenant agrees to repair any damage caused by or in connection with the removal of any article of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partitions or permanent improvements or additions, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at Tenant's sole cost and expense. Tenant shall indemnify, defend and hold Landlord harmless against any loss, liability, cost or expense (including reasonable attorney's fees) resulting from delay by Tenant in so surrendering the Premises. Tenant's obligation hereunder shall survive the expiration or termination of this Lease.

                  14.2.3 If Tenant fails to maintain the Premises in good order, condition and repair, Landlord may give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant thereafter falls to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord (together with a charge for Landlord's administration and overhead equal to five percent (5%) thereof) shall be paid by Tenant promptly after demand, with interest at the Agreed Rate from the date of such work. Landlord shall have no liability to Tenant for any inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

         14.3 COMPLIANCE WITH LAW. Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances, and rules of any public authority relating to their respective maintenance obligations as set forth herein.

15.      ALTERATIONS AND ADDITIONS

         15.1 Tenant shall make no alterations, additions or improvements to the Premises or any part thereof having a cost in excess of Five Thousand Dollars ($5,000) or which affects the exterior appearance of the Premises or the Building or any common portion of the Building or any portion of the Common Area or the electrical, mechanical, plumbing or other systems in the Building, without obtaining the prior written consent of Landlord in each instance. Such consent may be granted or withheld at Landlord's sole discretion. Any such alterations, additions or improvements consented to by Landlord may, at Landlord's option, be made by Landlord for Tenant's account and Tenant shall reimburse Landlord for the cost thereof (together with a charge for Landlord's administration and management thereof equal to five percent (5%) of the cost incurred) within thirty (30) days after an invoice therefor is submitted to Tenant Landlord may impose as a condition to such consent such requirements as Landlord may deem necessary in its sole discretion, including without limitation the requirement that Landlord be furnished with working drawings before work commences and that a bond be furnished, and requirements relating to the manner in which the work is done, the contractor by whom it is performed, and the times during which it is accomplished, as well as the requirement that, upon written request of Landlord prior to the expiration or earlier termination of the Lease, Tenant will remove at its expense any such alterations, improvements or additions to the Premises; however, if Tenant requests in writing to Landlord prior to the construction or Installation of such additions or alterations that Landlord stipulate that Tenant shall not be required to remove any or all of such improvements upon the expiration or earlier termination of this Lease and Landlord agrees thereto in writing to Tenant (to which Landlord shall either agree or not agree within ten
(10) business days after Landlord has received from Tenant all information reasonably required by Landlord in connection with such work), then Tenant shall not be obligated to so remove such improvements or additions. In no event, however, shall Tenant be obligated to remove any improvements initially made to the Premises pursuant to the provisions of EXHIBIT C attached hereto. Any damage done to the Premises in connection with any such removal shall be repaired at Tenant's sole cost and expense. Landlord may, in connection with any such removal which reasonably might involve damaging the Premises, require that such removal be performed by a bonded contractor or other person for which a bond satisfactory to Landlord has been furnished covering the cost of repairing the anticipated damage. Unless so removed, all such alterations, additions or improvements shall at the expiration or earlier termination of the Lease become the property of Landlord and remain upon the Premises. All such improvements, alterations or additions must be done in a good and workmanlike manner and diligently prosecuted to completion so that the Premises shall at all times be a complete unit except during the period of work. Such improvements, alterations or additions shall only be constructed by a contractor which is bondable and which shall use union employees only, except that such contractor may use non-union employees only if prior to the commencement of any work Tenant obtains Landlord's written consent which Landlord may withhold unless it is adequately protected against any and all loss or damage that may result from labor problems or any work stoppage or interruption arising from the use of such non-union employees. Tenant shall deliver to Landlord upon commencement of such work a copy of the building permit with respect thereto. Upon completion of such work Tenant shall file for record in the office of the County Recorder where the Project is located a Notice of Completion, as required or permitted by law. All such work shall be performed and done strictly in accordance with the laws and ordinances relating thereto and shall be performed so as not to obstruct the access to the premises of any other tenant in the Building or Project. Tenant agrees to carry insurance as required by Article 17 covering any improvements, alterations or additions to the Premises made by Tenant under the provisions of this Article 15, it being expressly agreed that none of such improvements, additions or alterations shall be insured by Landlord under the insurance Landlord may carry upon the Building, nor shall Landlord be required under any provision for reconstruction to reinstall any such improvements, additions or alterations. In addition, it is expressly agreed that if any tax is imposed, or the amount of taxes on the

Building or the Project is increased, by reason of any such over Building Standard improvements, over-Building Standard alterations or over-Building Standard additions, Tenant shall be solely responsible therefor under Article 7.

16.      INDEMNITY

         16.1 INDEMNIFICATION BY TENANT. Tenant shall indemnify, defend and hold Landlord, its agents and employees, harmless from and against any and all claims, liability, loss, cost or expense (including reasonable attorneys' fees) arising out of or in connection with (i) any injury or damage to any person or property occurring in, on or about the Premises or any part thereof or the Building or Common Area, to the extent such injury or damage is caused by any act or omission by Tenant. Its agents, contractors, employees or invitees or
(ii) any breach or default in the performance of and obligation on Tenant's part to be performed under this Lease. If any action or proceeding is brought against Landlord by reason of any such claim, upon notice from Landlord, Tenant shelf defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to Tenant's property or injury to persons in, upon or about the Premises from any cause except Landlord's negligence or wrongful acts, and Tenant hereby waives all claims with respect thereto against Landlord. The foregoing provisions shall survive the termination of this Lease.

         16.2 EXEMPTION OF LANDLORD FROM LIABILITY. If the Premises, the Building, or the Common Area, or any part thereof, is damaged by fire or other cause against which Tenant is required to carry insurance pursuant to this Lease, Landlord shall not be liable to Tenant for any loss, cost or expense arising out of or in connection with such damage. Tenant hereby releases Landlord, its directors, officers, shareholders, partners, employees, agents and representatives, from any liability, claim or action arising out of or in connection with such damage. Furthermore, Tenant shall, pursuant to Article 17, maintain insurance against loss, injury, or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its agents, contractors, employees, invitees or customers, or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water, or rain, which may leak or flow from or into any part of the Premises or the Building, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether such damage or injury results from conditions arising within the Premises or other portions of the Building, or from other sources, and Landlord shall not be liable therefor, unless caused by Landlord's negligence or wrongful act, and in that event only to the extent not covered by the insurance which Tenant is required to carry pursuant to this Lease. Landlord shall not be liable to Tenant for any damages arising out of or in connection with any act or omission of any other tenant in the Project or for losses due to theft or burglary or other wrongful acts of third parties.

Nothing contained in this Section 16.2 shall relieve Landlord from liability for its negligent or wrongful acts, except (a) in no event shall Landlord be liable for consequential damages, and (b) the foregoing shall be subject to the release and waiver contained at Section 17.7.

17.      INSURANCE

         17.1 GENERAL. All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies acceptable to Landlord and the holder of any deed of trust or mortgage secured by any portion of the Premises (hereinafter referred to as a "Mortgagee"). All policies of insurance provided for herein shall be issued by insurance companies with general policyholder's rating of not less than A and a financial rating of not less then Class X as a in the most current available "Best Insurance Reports." Each policy shall name Landlord and at Landlord's request any Mortgagee and an agent of Landlord as an additional insured, as their respective interests may appear. Tenant shall deliver certificates of such insurance to Landlord, evidencing the existence and amounts of such insurance, at least ten (0) days prior to Tenant's occupancy in the Premises. Failure to make such delivery shall constitute a material default by Tenant under this Lease. All policies of insurance delivered to Landlord must contain a provision that the company writing said policy will give Landlord thirty (30) days prior written notice of any modification, cancellation or lapse or reduction in the amounts of insurance. All public liability, property damage and other casualty insurance policies shall be written as primary policies, not contributing with, and not in excess of coverage which Landlord may carry. Tenant shall furnish Landlord with renewals or "binders" of any such policy at least thirty (30) days prior to the expiration thereof. Tenant agrees that if Tenant does not procure and maintain such insurance, Landlord may, after providing Tenant written notice followed by a ten (10)-day period during which Tenant shall cure such insufficiency (but shall not be required to) obtain such insurance on Tenant's behalf and charge Tenant the premiums therefor together with a fifteen percent (15%) handling charge payable upon demand. Tenant may carry such insurance under a blanket policy provided such blanket policy expressly affords the coverage required try this Lease and contains a per location aggregate endorsement and evidence thereof is furnished to Landlord as required above.

         17.2 CASUALTY INSURANCE. At all times during the term hereof, Tenant shall maintain in affect policies of casualty insurance covering (i) all improvements in, on or to the Premises (including any Building Standard furnishings, and any alterations, additions or improvements as may be made by Tenant), and (ii) trade fixtures, merchandise and other personal property from time to time in, on or upon the Premises. Such policies shall include coverage in an amount not less than ninety percent (90%) of the actual replacement cost thereof from time to time during the term of this Lease. Such policies shall provide protection against any peril included within the classification "Fire and

Extended Coverage", against vandalism and malicious mischief, theft sprinkler leakage, and if and so long as the premiums therefor are commercially reasonable in the reasonable business judgment of Tenant, earthquake sprinkler leakage (and including cost of demolition and debris removal). Replacement cost for purposes hereof shall be determined by an accredited appraiser selected by Landlord or otherwise by mutual agreement. The proceeds of such insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth in Article 18, the proceeds under (i) above shall be paid to Landlord, and the proceeds under (ii) above shall be paid to Tenant.

         17.3 LIABILITY INSURANCE. Tenant shall at all times during the term hereof obtain and continue in force bodily injury liability and property damage liability insurance adequate to protect Landlord against liability for injury to or death of any person in connection with the activities of Tenant in, on or about the Premises or with the use, operation or condition of the Premises. Such insurance at all times shall be in an amount of not less than Two Million Dollars ($2,000,000) for injuries to persons in one (1) accident not less than One Million Dollars ($1,000,000) for injury to any one (1) person and not less than Five Hundred Thousand Dollars ($500,000) with respect to damage to property. The limits of such insurance do not necessarily limit the liability of Tenant hereunder. All public liability and property damage policies shall contain a provision that Landlord, although named as an additional insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to it, its partners, agents and employees by reason of the negligence of Tenant

         17.4 WORKERS' COMPENSATION INSURANCE. Tenant shall, at all times during the term hereof, maintain in effect workers" compensation insurance as required by applicable statutes.

         17.5 ADJUSTMENT. Every three (3) years during the term of this Lease, or whenever Tenant materially improves or alters the Premises, whichever is earlier, Landlord and Tenant shall mutually agree to increases in Tenant's insurance policy limits for the insurance to be carried by Tenant as set forth in this Article 17. If Landlord and Tenant cannot mutually agree upon the amounts of said increases within thirty (30) days after notice from Landlord, then the insurance policy limits set forth in this Article 17 shall be adjusted upward by an accredited insurance appraiser approved by Landlord to reflect increased replacement costs and increased limits of liability then prevailing generally in the local real estate industry for comparable property.

         17.6 LANDLORD'S INSURANCE. Landlord shall at all times from and after substantial completion of the Premises maintain in effect as an item of Expense a policy or policies of insurance covering the Common Area and the buildings in the Project in an amount up to one hundred percent (100%) of the actual replacement cost thereof

(exclusive of the cost of excavations, foundations and footings) from time to time during the term of this Lease, providing protection against rental loss and any peril generally included in the classification "Fire and Extended Coverage" which may include insurance against sprinkler damage, vandalism, malicious mischief, earthquake and third party liability, and including such coverages in such amounts as Landlord may designate. Landlord's obligation to carry the insurance provided for herein may be brought within the coverage of any so-called blanket policy or policies of insurance carried and maintained by Landlord, provided that the coverage afforded will not be reduced or diminished by reason of the tax, of such blanket policy of insurance.

         17.7 WAIVER OF SUBROGATION. Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant each hereby waives any and all rights of recovery against the other or against the directors, officers, shareholders, partners, employees, agents and representatives of the other, on account of loss or damage of such waiving party or its property, or the property of others under its control, to the extent that such loss or damage is insured against under any "all-risk property" insurance policy which either may have in force at the time of such loss or damage without regard to the negligence of the party released. Tenant shall, upon obtaining the policies of insurance required under this Lease give notice to its insurance carrier(s) that the foregoing mutual waiver of subrogation is contained in this Lease. The waivers set forth herein shall be required to the extent that same are available from each party's insurer without additional premium, if an extra charge is incurred to obtain such waiver, it shall be paid by the party in whose favor the waiver runs within fifteen (15) days; after written notice from the other party.

18.      DAMAGE AND DESTRUCTION

         18.1 PARTIAL DAMAGE-INSURED. If the Premises, Building or Common Area are damaged by a risk covered under fire and extended coverage insurance protecting Landlord, then Landlord shall restore such damage provided insurance proceeds are available to Landlord to pay eighty percent (80%) or more of the cost of restoration, and provided such restoration by Landlord can be completed within six (6) months after the commencement of work, in the opinion of a registered architect or engineer appointed by Landlord. In such event this Lease shall continue in full force and effect so long as the Premises can be used by Tenant, except that Tenant shall, so long as the damage is not due to the act or omission of Tenant, be entitled to an equitable reduction of Rent and Expenses while such restoration takes place, such reduction to be based upon the extent to which the damage and the restoration efforts directly and materially interfere with Tenant's Use of the Premises. Landlord shall provide Tenant written notice within sixty (60) days following the date of such damage setting forth the amount of time required to repair such damage.

         18.2 PARTIAL DAMAGE-UNINSURED. If the Premises, Building or Common Area are damaged by a risk not covered by such insurance or the Insurance proceeds available to Landlord are less than eighty percent (80%) of the cost of restoration, or if the restoration cannot be completed within six (6) months after the commencement of work in the opinion of the registered architect or engineer appointed by Landlord, then Landlord shall have the option either to
(1) repair or restore such damage, this Lease continuing in full force and effect 30 long as the Premises can be used by Tenant, but the Rent and Expenses to be equitably reduced as hereinabove provided, or (if) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of a date to be specified in such notice, which date shall be not less than thirty (30) nor more than sixty (60) days after giving such notice. If such notice is given, this Lease shall expire and any interest of Tenant in the Premises shall terminate on the date specified in such notice and the Rent and Expenses, reduced by an equitable reduction (except as hereinabove provided) based upon the extent, If any to which such damage directly and materially interfered with Tenant's use of the Premises, shall be paid to the date of such termination, and Landlord agrees to refund to Tenant any Rent or Expenses theretofore paid in advance for any period of time subsequent to such termination date.

         18.3 TENANT'S RIGHT TO TERMINATE. Notwithstanding anything to the contrary contained in this Article 18, in the event of either an insured or an uninsured casualty loss, Tenant shall have the right to terminate this Lease if the restoration work cannot be completed within six (6) months after the commencement of such work, in the opinion of Landlord's registered architect or engineer, provided that Tenant gives written notice of such termination to Landlord after such determination and prior to the date restoration is substantially complete.

         18.4 TOTAL DESTRUCTION. If the Premises are totally destroyed (i.e., over eighty percent (80%) of the Premises is destroyed or if Tenant cannot use the Premises without major restoration) or if in Landlord's judgment the Premises cannot be restored as set forth above. Then, notwithstanding the availability of Insurance proceeds, this Lease shall be terminated effective as of the date of the damage.

         18.5 LANDLORD'S OBLIGATIONS. Landlord shall not be required to carry Insurance of any kind on Tenant's property and shall not in the absence of Landlord's negligence or wrongful acts be required to repair any injury or damage thereto by fire or other cause, or to make any restoration or replacement of any paneling, decorations, partitions, ceilings, floor covering, office fixtures or any other improvements or property installed in the Premises by or at the direct or indirect expense of Tenant, and Tenant shall be required to restore or replace same in the event of damage and shall have no claim against Landlord for any loss suffered by reason of any such damage, destruction, repair or restoration. Notwithstanding anything to the contrary contained in this
Article 18, Landlord shall have the option not to repair, reconstruct or restore the Premises with respect to damage or destruction as described in this Article 18 occurring during the last twelve
(12) months of the term of this Lease or any extension thereof, provided, however, that if Landlord exercises such option this Lease shall be terminated upon such exercise.

         18.6 WAIVER BY TENANT. It is expressly agreed that this Article 18 shall govern the rights of Landlord and Tenant in the event of damage and destruction and supersedes the provisions of any statutes with respect to any damage or destruction of the Premises.

19.      CONDEMNATION

         19.1 If all or a substantial part of the Premises, Building or Common Area is taken or appropriated for public or quasi-public use by the right of eminent domain or otherwise by a taking in the nature of inverse condemnation, with or without litigation, or is transferred try agreement in lieu thereof (any of the foregoing being referred to herein as a "taking'), either party hereto may, by written notice given to the other within thirty (30) days of receipt of notice of such taking, elect to terminate this Lease as of the daft possession is transferred pursuant "to the taking; provided, however, that before such party may terminate this Lease for a taking, such taking shall be of such an extent any nature as to economically frustrate its business therein, or to substantially handicap, impede or impair its use thereof. No award for any partial or entire taking shall be apportioned, and Tenant thereby assigns to Landlord any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that Tenant may "rile a separate claim for an award and nothing contained herein shall be deemed to give Landlord any Interest In, or to require Tenant to assign to Landlord, any award made to Tenant for the taking of personal property belonging to Tenant. In the event of a taking which does not result in a termination of this Lease, Rent and Expenses shall be equitably reduced to the extent Tenant's business in or use of the Premises is economically impaired as described above. No temporary taking of the Premises or any part of the Project shall terminate this Lease, or give Tenant any right to any abatement of Rent or Expenses hereunder, except that Rent and Expenses shall be equitably reduced as described above during that portion of any temporary taking lasting more than thirty (30) days. To the extent the provisions of this Article 19 conflict with California Code of Civil Procedure
Section 1265.130 allowing either party to petition the court to terminate this Lease for a partial taking, the provisions of this Article 19 shall govern.

20.      LIENS

         20.1 Tenant shall keep the Premises, the Building and the Project free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant, and shall indemnity, hold harmless and defend Landlord from any lions and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. Tenant shall give Landlord at least ten (10) business days' prior written notice of the expected date of commencement of work relating to alterations, improvements, or additions to the Premises and if requested by Landlord shall secure a completion and indemnity bond for said work. Satisfactory to Landlord, in an amount at least equal to one and one-half 1 1/2) times the estimated cost of such work. Landlord shall have the right at all times to keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having any interest therein, against mechanics' and materialmen's liens. If any claim of lien is filed against the Premises or any part of the Project or any similar action affecting title to such property is commenced, the party receiving notice of such ban or action shall immediately give the other party written notice thereof. It Tenant fails, within twenty (20) days following the Imposition of any lien, to cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right (but not the obligation) to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all costs and expenses incurred by it in connection therewith (including reasonable attorneys" fees) shall be payable to Landlord by Tenant on demand, with interest at the Agreed Rate from the date of expenditure,

21.      DEFAULTS BY TENANT

         21.1 The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:

                  21.1.1   The abandonment of the Premises by Tenant.

                  21.1.2 The failure by Tenant to make any payment of Rent or Expenses or of any other sum required to be made by Tenant hereunder within five
(5) days after written demand therefor (which notice shall serve as the notice required under Section 1161 of the California Code of Civil Procedure or any similar or superseding statute).

                  21.1.3 The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant. If such failure is not cured within thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that it cannot be cured solely by payment of money and more then thirty (30) days we reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within the thirty (30) day period and thereafter diligently prosecutes such cure to completion; provided, further, that repeated breaches or defaults by Tenant (more than three (3) in any twelve (12) month period) shall entitle Landlord at its option, to terminate this Lease unless Tenant furnishes Landlord with adequate assurances, in Landlord's sole judgment, against further defaults, and provided, further, that violations by Tenant of the Rules and Regulations described in Article 36 which interfere with the rights of other tenants or which constitute a nuisance or hazard shall be cured by Tenant within forty-eight (48) hours after written notice thereof from Landlord, failing which Landlord may (but need not) cure same, in which event Tenant shall pay Landlord. within ten (10) days after written notice thereof by Landlord, the amount expended by Landlord to effect such cure together with an administrative charge of fifteen percent (15%) of the amount thereof.

                  21.1.4 The making by Tenant of any general assignment for the benefit of creditors, the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days) or, the appointment of a trustee or receiver to take possession of, or the attachment, execution or other judicial seizure of, substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

                  21.1.5   Intentionally Omitted.

         21.2 Any notice required or permitted by this Article 21 is intended to satisfy to the maximum extent possible any and all notice requirements imposed by law on Landlord. Landlord may serve a statutory notice to quit, a statutory notice to pay rent or quit, or a statutory notice of default, as the case may be, to effect the giving of any notice required by this Article 21.

22.      LANDLORD'S REMEDIES

         22.1 In the event of any material default or breach of this Lease by Tenant, Landlord's obligations under this Lease shall be suspended and Landlord may at any time thereafter, without limiting Landlord in the exercise of any other right or remedy at law or in equity which Landlord may have (all remedies provided herein being non-exclusive and cumulative), do any one or more of the following:

                  22.1.1 Maintain this Lease in full force and effect and recover the Rent, Expenses and other monetary charges as they become due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises. If Landlord does not elect to terminate the Lease, Landlord shall have the right to attempt to relet the Premises at such rent and upon such conditions, and for such a term, as Landlord deems appropriate in its sole discretion and to do all acts necessary with regard thereto, without being deemed to have elected to terminate the Lease, including re-entering the Premises to make repairs or to maintain or modify the Premises, and removing all persons and property from the Premises, which property if removed may at Landlord's election be abandoned or stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. Reletting may be for a period shorter or longer than the remaining term of this Lease, and for more or less rent but Landlord shall have no obligation to relet at less then prevailing market rental rates. If reletting occurs, this Lease shall terminate automatically when the new tenant takes possession of the Premises and commences rent payment. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time thereafter may elect to terminate the Lease by virtue of any uncured default by Tenant. In the event of any such termination, Landlord shall be entitled to recover from Tenant any and all damages incurred by Landlord by reason of Tenant's default (including, without limitation, the damages described in Section 22.1.2 below), as well as all costs of reletting, Including commissions, reasonable attorneys" fees, restoration or remodeling costs, and costs of advertising.

                  22.1.2 Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including (without limitation) the following: (1) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus (2) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus (3) the worth at the time of award, of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus (4) any other amount, and court costs, necessary to compensate Landlord for all the detriment proximately caused by Tenant's default or which in the ordinary course of things would be likely to result therefrom (including, without limiting the generality of the foregoing, the amount of any commissions and/or finder's fee for a replacement tenant); plus (5) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. As used in subparagraphs (1) and (2) of this Section 22.1.2, the "worth at the time of award" is to be computed by allowing interest at the then maximum rate of interest allowable under law which could be charged Tenant by Landlord, and, as used in subparagraph (3) of this Section 22.1.2, the "worth at the time of award" is to be computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). The term "Rent", as used in this Article 22, shall be deemed to be and to mean all Rent Expenses, parking fees and other monetary sums required to be paid by Tenant pursuant to this Lease or as defined in Section 4.1 hereof. For the purpose of determining the amount of "unpaid Rent which would have been earned after termination" or the "unpaid Rent for the balance of the term" (as referenced in subparagraphs (2) and (3) hereof), the amount of parking fees and Expenses shall be deemed to increase annually for the balance of the term by an amount equal to the average annual percentage increase in parking fees and Expenses during the three (3) calendar years preceding the year in which the Lease. was terminated, or, if such termination shall occur prior to the expiration of the third calendar year occurring during the term of this Lease, then the amount of parking fees and Expenses shall be deemed to increase monthly for the balance of the term by an amount equal to the average monthly percentage increase in parking fees and Expenses during all of the calendar months preceding the month in which the Lease was terminated.

                  22.1.3 Collect sublease rents (or appoint a receiver to collect such rent) and otherwise perform Tenant's obligations at the Premises, it being agreed, however, that neither the filing of a petition for the appointment of a receiver for Tenant nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

                  22.1.4 Proceed to cure the default at Tenant's sole cost and expense. without waiving or releasing Tenant from any obligation hereunder. If at any time Landlord pays any sum or incurs any expense as a result of or in connection with curing any default of Tenant (including any administrative fees provided for herein and reasonable attorneys' fees), the amount thereof shall be immediately due as of the date of such expenditure and, together with interest at the Agreed Rate from the date of such expenditures, shall be paid by Tenant to Landlord immediately upon demand, and Tenant hereby covenants to pay any and all such sums.

                  22.1.5 If Tenant is not occupying the Premises, retain possession of all of Tenant's fixtures, furniture, equipment, improvements, additions and other personal property left in the Premises or, at Landlord's option, at any time, to require Tenant to forthwith remove same, and if not so removed to deem them abandoned and dispose of same.

                  22.1.6 ADDITIONAL REMEDIES. Upon the occurrence of any of the events specified in Section 21.1.4 or Section 21.1.5, if Landlord shall elect not to exercise, or by law shall not be able to exercise, its right hereunder to terminate this Lease, then, in addition to any other rights or remedies of Landlord under this Lease or provided by law: (i) Landlord shall not be obligated to provide Tenant with any of the services specified in Article 12, or otherwise specified in the Lease unless Landlord has received compensation in advance for such services, and the parties agree that Landlord's reasonable estimate of the compensation required with respect to such services shall control; and (ii) neither Tenant, as debtor in possession, nor any trustee or other person (collectively, the "Assuming Tenant') shall be entitled to assume this Lease, unless on or before the date of such assumption, the Assuming Tenant
(A) cures, or provides adequate assurance that such Assuming Tenant will promptly cure, any existing default under this Lease; (B) compensates, or provides adequate assurance that the Assuming Tenant will promptly compensate Landlord, for any loss (including, without limitation, reasonable attorneys' fees and disbursements, including on appeal and in connection with any bankruptcy) resulting from such default and (C) provides adequate assurance of future performance under this Lease Tenant covenants and agrees that, for such purposes (i) any cure or compensation shall be effected by the immediate payment of any monetary default or any required compensation, or the immediate correction acceptable to Landlord of any non-monetary default; (ii) any "adequate assurance" of such cure or compensation shall be effected by the establishment of an escrow fund for the amount at issue or by other method acceptable to Landlord; and (iii) "adequate assurance" of future performance shall be effected by the establishment of an escrow fund for the amount art Issue or other method acceptable to Landlord. Provided, further, upon the occurrence of any of the events specified in Section
21.1.4 prior to the date fixed as the Commencement Deft (whether or not such default is cured within the time period, if any, provided in such Article), this Lease shall IPSO FACTO be canceled and terminated. In such event, (neither Tenant nor any person claiming through or under Tenant, or by virtue of any statute or order of any Court, shall be entitled to possession of the Premises; and (ii) in addition to such other rights and remedies provided in this Article
22. Landlord may retain as damages any Rent, Security Deposit (if any) or monies received from Tenant or others on account of Tenant. The foregoing is a material consideration to Landlord for the execution of this Lease.

         22.2 All covenants and agreements to be performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole Cost and expense and without any off set to or abatement of Rent or Expenses.

23.      DEFAULTS BY LANDLORD

         23.1 Landlord shall not be deemed to be in default in the performance of any obligation under this Lease unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying such failure; provided, however, that if the nature of Landlord's default is such that more than thirty (30) days are required for its cure, then Landlord shall not be deemed to be in default if it commences such cure within the thirty (30) day period and thereafter diligently prosecutes such cure to completion. Tenant agrees to give any Mortgagee a copy, by certified mail, of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease. Then any such Mortgagee shall have an additional forty-five (45) days within which to have the right but not the obligation, to cure such default on the part of the Landlord or if such default cannot be cured within that time. Then such additional time as may be necessary if within that forty-five (45) days the Mortgagee has commenced and is pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary; to effect such cure), in which event this Lease shall not be terminated while such remedies are being so pursued. If Tenant recovers any judgment against Landlord for a default by Landlord of this Lease the judgment shall be satisfied only out of the interest of Landlord in the Project and neither Landlord nor any of its partners, shareholders, officers, directors, employees or agents shall be personally liable for any such default or for any deficiency.

24.      COSTS OF SUIT

         24.1 If either party brings action for relief against the other, declaratory or otherwise, arising out of this Lease. Including any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall pay the successful party its costs incurred in connection with and in preparation for said action, including its reasonable attorneys' fees (which costs shall be doomed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment, it being agreed that to be the successful party a party need not necessarily have recovered a judgment, but shall be the party which, in light of all the facts and circumstances of the case, shall be deemed to be without fault or to have a lesser degree of fault than the other party). If either Landlord or Tenant ("Indemnified Party"), without fault on its part, is made a party to any action instituted by the other ("Indemnifying Party") against a third party or by a third party against the Indemnifying Party or by or against any person holding under or using the Premises or the Project by license of Tenant or Landlord respectively, as the case may be, or for the foreclosure of any lien for labor or material furnished to or for the Indemnifying Party or any such other person. Or otherwise arising out of or resulting from any act or omission of the Indemnifying Party or of any such other person, the Indemnifying Party shall at Its cost and at the Indemnified Party's option defend the Indemnified Party therefrom and further, except to the extent the Indemnified Party is found separately liable for its own negligence or wrongful acts, indemnify and hold the Indemnified Party harmless from any judgment rendered in connection therewith and an reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Indemnified Party in connection with such action.

25.      SURRENDER OF PREMISES; HOLDING OVER

         25.1 SURRENDER. On expiration or termination of this Lease, Tenant shall surrender to Landlord the Premises, and all Tenant's improvements thereto and alterations thereof, broom clean and in good condition (except for ordinary wear and tear, destruction to the Premises covered by Article 18 of this Lease, and for alterations that Tenant has the right to remove or is obligated to remove, so long as Tenant repairs any damage to the Premises under the provisions of this Article 25 or Article 15), and shall remove all of its personal property including any signs, notices and displays. Tenant shall perform all restoration made necessary by the removal of any such improvements or alterations or personal property, prior to the expiration of the Lease term. If any such removal would damage the Building structure, Tenant shall give Landlord prior written notice thereof and Landlord may elect to make such removal at Tenant's expense or otherwise to require Tenant to post security for such restoration. Landlord may retain or dispose of in any manner any such Improvements or alterations or personal property that Tenant does not remove from the Premises on expiration or termination of the term as allowed or required by this Lease and title to any such improvements or alterations or personal property that Landlord so elects to retain or dispose of shall vest in Landlord. Tenant waives all claims against Landlord for any damage or loss to Tenant arising out of Landlord's retention or disposition of any such improvements, alterations or personal property and shall be liable to Landlord for Landlord's costs of storing, removing and disposing of any such improvements, alterations or personal property which Tenant falls to remove from the Premises. Tenant shall indemnify, defend and hold Landlord harmless from all damages, loss, cost and expense (including to enable attorneys' fees) arising out of or in connection with Tenant's failure to surrender the Premises in accordance with this Section 25.1.

         25.2 HOLDING OVER. If Tenant holds over after the term hereof such tenancy shall be at sufferance only, and not a renewal hereof or an extension for any further term, and in such case Rent shall be payable at a rental in the amount of one hundred fifty percent (150%) of the Rent in effect as of the last month of the term hereof and at the time specified in this Lease and such tenancy shall be subject to every other term, covenant and agreement contained herein other than any provisions for rant concessions, Landlord's Work, or optional rights of Tenant requiring Tenant to exercise some by written notice (such as options to mend the term of the Lease). The foregoing shall not however, be construed as a consent by Landlord to any holding over by Tenant and Landlord reserves the right to require Tenant to surrender possession of the Premises upon expiration or termination of this Lease

26.      SURRENDER OF LEASE

         26.1 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work as a merger. Such surrender or cancellation shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies. The delivery of keys to the Premises to Landlord or its agent shall not, of itself, constitute a surrender and termination of this Lease.

27.      TRANSFER OF LANDLORD'S INTEREST

         27.1 If Landlord sells or transfers its interest in the Premises (other than a transfer for security purposes) Landlord shall be released from all obligations and liabilities accruing thereafter under this Lease, if Landlord's successor has assumed in writing Landlord's obligations under this Lease. Any Security Deposit, prepaid Rent or other funds of Tenant in the hands of Landlord at the time of transfer shall be delivered to such successor and Tenant agrees to attorn to the purchaser or assigned, provided all Landlord's obligations hereunder are assumed in writing by such successor. Notwithstanding the foregoing, Landlord's successor shall not be liable to Tenant for any such funds of Tenant which Landlord does not deliver to the successor.

28.      ASSIGNMENT AND SUBLETTING

         28.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not sell, assign, mortgage, pledge, hypothecate or encumber this Lease (any such act being referred to herein as an "assignment"), and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withhold, and any attempt to do so without such consent shall be voidable by Landlord and, at Landlord's election, shall constitute a material default under this Lease.

         28.2 TENANT'S APPLICATION. If Tenant desires at any time to assign this Lease (which assignment shall in no event be for less than its entire interest in this Lease) or to sublet the Premises or any portion thereof, Tenant shall submit to Landlord at least thirty (30) days prior to the proposed effective date of the transaction ("Proposed Effective Date"), in writing, a notice of Intent to assign or sublease, setting forth: (i) the Proposed Effective Date, which shall be no less than thirty (30) nor more then ninety (90) days after the sending of such notice; (ii) the name of the proposed subtenant or assignee;
(iii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; and (iv) a description of the terms and provisions of the proposed sublease or assignment. Such notice shall be accompanied by (i) such financial information as Landlord may request concerning the proposed subtenant or assignee, including recent financial statements and bank references; (ii) evidence satisfactory to Landlord that the proposed subtenant or assignee will immediately occupy and thereafter use the affected portion of the Premises for the entire term of the sublease or assignment agreement; (iii) a conformed or photostatic copy of the proposed sublease or assignment agreement; and (iv) any fee required under Section 28.9. During the time that Landlord has in which to exercise the options available to Landlord upon the giving of such Notice, as hereinafter described, Tenant shall not sublet all or any part of the Premises nor assign all or any part of this, Lease.

         28.3 LANDLORD'S OPTION TO RECAPTURE PREMISES. If Tenant provides Landlord with a notice pursuant to Section 28.2 hereof with regard to a subletting of all or part of the Premises for the balance of the Lease term, Landlord may, at its option upon written notice to Tenant given within thirty
(30) days after its receipt of the above-described notice from Tenant, elect to, recapture such portion of the Premises as Tenant proposes to sublease and upon such election by Landlord, this Lease shall terminate as to the portion of the Premises recaptured. In the event a portion only of the Premises is recaptured, the Rental payable under this Lease the Security Deposit, and Tenant's Share shall be proportionately reduced based on the rentable square footage retained by Tenant and the rentable square footage leased by Tenant hereunder immediately prior to such recapture and termination and Landlord and Tenant shall thereupon execute an amendment of this Lease in accordance therewith. If Landlord recaptures only a portion of the Premises, it shall construct and erect at its sole cost such partitions as may be required to separate the space retained by Tenant from the space recaptured by Landlord; provided, however, that said partitions need only be finished in Building Standard condition. Landlord may, at its option, lease the recaptured portion of the Premises to the proposed subtenant without liability to Tenant. If Landlord does not elect to recapture pursuant to this
Section 28.3, Tenant may thereafter enter into a valid sublease with respect to the Premises, provided Landlord, pursuant to this Article 28, consents thereto, and provided further that (1) the sublease is executed within ninety (90) days after notification to Landlord of such proposal, and (iii) the rental therefor is not less than that slated in such notification. Any termination as provided in this Section 28.3 shall be subject to the written consent of any Mortgagee of Landlord. The effective date of any such termination shall be the Proposed Effective Date so long as Tenant has compiled with the provisions of Section
28.2 above, and otherwise shall be as specified in Landlord's notice of termination.

         28.4 APPROVAL/DISAPPROVAL STANDARDS. In the event that Tenant complies with the provisions of Section 28.2, and Landlord does not exercise an option provided to Landlord under Section 28.3, Landlord's consent to a proposed assignment or sublease shall not be unreasonably withheld. In determining whether to grant or withhold consent to a proposed assignment or sublease, Landlord may consider any reasonable factor. Without limiting what may be construed as a reasonable factor, it is hereby agreed that any one of the following factors will be reasonable grounds for disapproval of a proposed assignment or sublease:

                  28.4.1 Tenant has not complied with the requirements set forth in Section 28.2 above;

                  28.4.2 The proposed assignee or subtenant does not, in Landlord's reasonable judgment, have sufficient financial worth, considering the responsibility involved;

                  28.4.3 The proposed assignee or subtenant does not, in Landlord's reasonable judgment, have a good reputation as a tenant of property;

                  28.4.4 Landlord has had prior negative leasing experience with the proposed assignee or subtenant

                  28.4.5 The use of the Premises by the proposed assignee or subtenant will not be a use permitted by Article 11 of this Lease:

                  28.4.6 In Landlord's reasonable judgment, the proposed assignee or subtenant is engaged in a business, and the Premises, or the relevant part thereof, will be used in a manner, that is not in keeping with the then current standards of the Building, or that will violate any restrictive or exclusive covenant as to use contained in any other lease of space in the Building or the Project;

                  28.4.7 The use of the Premises by the proposed assignee or subtenant will violate any applicable low, ordinance or regulation;

                  28.4.8   Intentionally Omitted.

                  28.4.9 The proposed assignee or subtenant is a person with whom Landlord in negotiating to lease space in the Building or the Project;

                  28.4.10  Intentionally Omitted.

                  28.4.11 The proposed assignment or sublease fails to include all of the terms and provisions required to be included therein pursuant to this
Article 28; or

                  28.4.12 Tenant is then in default of any obligation of Tenant under this Lease, or Tenant has defaulted under this Lease on three (3) or more occasions during the twelve (12) months preceding the date that Tenant shall request consent.

         28.5 APPROVAL/DISAPPROVAL PROCEDURE. Landlord shall approve or disapprove the proposed assignment or sublease by written notice to Tenant. If Landlord shall exercise any option to recapture the Premises as herein provided, or denies a request for consent to a proposed sublease or assignment Landlord shall not be liable to the proposed assignee or subtenant or to any broker or other person claiming a commission or similar compensation in connection with the proposed assignment or sublease. If Landlord approves the proposed assignment or sublease, Tenant shall, prior to the Proposed Effective Date, submit to Landlord all executed originals of the assignment or sublease agreement and, in the event of a sublease, Landlord's customary consent to subletting form executed by Tenant and sublessee for execution by Landlord. Provided such assignment or sublease agreement is in accordance with the terms approved by Landlord, Landlord shall execute each original as described above and shall retain two originals for its file and return the others to Tenant. No purported assignment or sublease shall be deemed effective as against Landlord and no proposed assignee or subtenant shall take occupancy unless such document is delivered to Landlord in accordance with the foregoing.

         28.6 REQUIRED PROVISIONS. Any and all assignment or sublease agreements shall (i) contain such terms as are described in Tenant's notice under Section
28.2 above or as otherwise agreed by Landlord; (ii) prohibit further assignments or subleases, or impose the same obligations and conditions on the assignee or sublessee as are imposed on Tenant by this Lease except as to Rent and term or as otherwise agreed by Landlord; (iv) be expressly subject and subordinate to each and every provision of this Lease, (v) have a term that expires on or before the expiration of the term of this Lease; (vi) provide that if Landlord succeeds to sublessor's position, Landlord shall not be liable to sublessee for advance rental payments, deposits or other payments which have not been actually delivered to Landlord by the sublessor and (vii) provide that Tenant and/or the assignee or sublessee shall pay Landlord the amount of any additional costs or expenses incurred by Landlord for repairs, maintenance or otherwise as a result of any change in the nature of occupancy caused by the assignment or sublease. Any and all sublease agreements shall also provide that in the event of termination re-entry, or dispossession by Landlord under this Lease Landlord may, at its option take over all of the right, title and interest of Tenant as sublessor under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of the sublease, except that Landlord shall not: (i) be liable for any previous act or omission of Tenant under the sublease: (ii) be subject to any offset not expressly provided in the sublease, that theretofore accrued to the subtenant against Tenant; or (iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one (1) month's fixed rent or any additional rent then due.

         28.7 PAYMENT OF ADDITIONAL RENT UPON ASSIGNMENT OR SUBLEASE. If Landlord shall give its consent to any assignment of this Lease or to any sublease of the Premises, Tenant shall, in consideration therefor, pay to Landlord, as additional Rent:

                  28.7.1 In the case of an assignment, an amount equal to all sums and other consideration paid to Tenant by the assignee for, or by reason of, such assignment (including, without limiting the generality of the foregoing, an sums paid for the sale of Tenant's leasehold improvements, but excluding the unamortized value of the leasehold Improvements paid for by Tenant, amortized on a straight-line basis over the initial term of this Lease); and

                  28.7.2 In the case of a subletting, one-half (1/2) of all rents, sums and economic consideration actually received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (i) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the Premises, (ii) the unamortized cost of the leasehold improvements within the sublet portion of the Premises, paid for by Tenant amortized on a straight-line basis over the Initial term of this Lease, (iii) leasehold improvements made by Tenant to the sublet portion of the Premises for the specific benefit of the sublessee which shall be amortized over the term of the sublease, ad (iv) the cost of reasonable mid customary real estate commissions and advertising costs incurred by Tenant in connection with such subletting, amortized over the term of the sublease.

         28.8 The sums payable under Section 28.7.1 above shall be paid to Landlord upon the effective date of the assignment. The sums payable under
Section 28.7.2 above shall be paid to Landlord as and when payable by the sublessee to Tenant. Within fifteen (15) days after written request therefor by Landlord, Tenant shall at any time and from time to time furnish evidence to Landlord of the amount of all such sums or other consideration received or expected to be received.

         28.9 FEES FOR REVIEW. Simultaneously with the giving of the notice described in Section 28.2 above, Tenant shall pay to Landlord or Landlord's designee a non-refundable fee in the amount of Three Hundred Dollars ($300.00) as reimbursement for expenses incurred by Landlord in connection with reviewing each such transaction. In addition to such reimbursement, if Landlord retains the services of an attorney to review the transaction, Tenant shall pay to Landlord the reasonable attorneys' fees incurred by Landlord in connection therewith. Tenant shall pay such attorneys' fees to Landlord within fifteen 15) days after written request therefor.

         28.10 NO RELEASE OF TENANT. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent assignment or subletting, including Tenant's obligation to obtain Landlord's express prior written consent to any other assignment or subletting. In no event shall any permitted subtenant assign its sublease, further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space, or any part thereof, to be used or occupied by others, except upon compliance with, and subject to the provisions of this Article 28. The acceptance by Landlord of payment from any person other then Tenant shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any subsequent assignment or sublease, or to be a release of Tenant from any obligation under this Lease.

         28.11 ASSUMPTION OF OBLIGATIONS. Each assignee of Tenant shall assume the obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the Rent and the performance of all the terms, covenants. conditions and agreements herein contained an Tenant's part to be performed for the term of this Lease. No assignment shall be binding on Landlord unless the assignee or Tenant delivers to Landlord a counterpart of the Instrument of assignment in recordable form which contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, and consistent with the requirements of this
Article 28. The failure or refusal of the assignee to execute such Instrument of assumption shall not release or discharge the assignee from its liability to Landlord hereunder. Landlord shall have no obligation whatsoever to perform any duty to or respond to any request from any sublessee, it being the obligation of Tenant to administer the terms of its subleases.

         28.12 CORPORATE OR PARTNERSHIP TRANSFERS. If the Tenant is a privately held corporation, or is an unincorporated association or partnership, the cumulative or aggregate transfer, assignment or hypothecation of fifty percent (50%) or more of the total stock or interest in such corporation, association or partnership shall be deemed an assignment or sublease within the meaning and provisions of this Article. This Article shall, however, not apply to assignments or subleases to a corporation (i) into or with which Tenant is merged or consolidated; (ii) to which substantially all of Tenant's assets we transferred, or (iii) that controls, is controlled by, or is under common control with Tenant, provided that in any of such events:

                  28.12.1 The successor of Tenant has a net worth, computed in accordance with generally accepted accounting principles, at least equal to the net worth of Tenant herein named on the date of this Lease;

                  28.12.2 Proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of such transaction;

                  28.12.3 Any such assignment or sublease shall be subject to all of the terms and provisions of this Lease, and such assignee or sublessee shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord promptly upon the assignment or sublease, all the obligations of Tenant under this Lease;

                  28.12.4 Tenant shall remain fully liable for all obligations to be performed by Tenant under this Lease; and

                  28.12.5 Tenant shall reimburse Landlord, promptly on demand, for Landlord's reasonable attorneys' fees incurred in conjunction with the processing and documentation of any such transaction.

         28.13 INVOLUNTARY ASSIGNMENT. No interest of Tenant in this Lease shall be assignable by operation of law (including without limitation, the transfer of this Lease by testacy or intestacy, or in any bankruptcy or insolvency proceeding). Each of the following acts shall be considered an involuntary assignment: (1) if Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under any bankruptcy law in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one (i) person or entity, if any partner of the partnership or other such person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; (ii) if a writ of attachment or execution is levied on this Lease; (iii) if, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises; or (iv) there is any assumption, assignment, sublease or other transfer under or pursuant to the Bankruptcy Code 11 U.S.C. 101 ET SEQ. (hereinafter referred to as the "Bankruptcy

Code"). An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant. If Landlord shall elect not to exercise its right hereunder to terminate this Lease in the event of an involuntary assignment then, in addition to any other rights or remedies of Landlord under this Lease or provided by law, the provisions of Sections 28.3, 28.6, 28.7, 28.9, 28.10, and 28.14 shall apply to any such involuntary assignment. Such sums, if any, payable pursuant to the referenced Sections shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Such sums which are not paid or delivered to Landlord shall be hold in trust for the benefit of Landlord, and shall be promptly paid or turned over to Landlord upon demand. Any person or entity to which, this Lease is assigned pursuant to the provisions; of said Code shall be deemed without further act or deed to have assumed all of the obligations of Tenant arising under this Lease on and after the daft of such assignment. Any such assignee shall upon demand execute and deliver such instruments and documents reasonably requested by Landlord confirming such assumption.

         28.14 ASSIGNMENT OF SUBLEASE RENTS. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or any part of the Premises, and Landlord, as assignee and as attorney-in-fact for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord's application, may collect such rents and apply same toward Tenant's obligations under this Lease; except that until the occurrence of an act of default by Tenant, Tenant shall have the right and license to collect such rents.

29.      ATTORNMENT

         29.1 If any proceeding is brought for default under any ground or underlying lease to which this Lease is subject, or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premium, Tenant shall attorn to the successor upon any such foreclosure or sale and shall recognize that successor as Landlord under this Lease, provided such successor expressly agrees in writing to be bound to all future obligations by the terms of this Lease, and, if so requested, Tenant shall enter into a new lease with that successor on the some terms and conditions as are contained in this Lease (for the unexpired term of this Lease then remaining).

30.      SUBORDINATION

         30.1 Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (i) all ground or underlying losses which may now exist or hereafter be executed affecting the Premises, and (ii) the lien of any first mortgage or first deed of trust which may now exist or hereafter be executed in any amount for which the Premises, such ground or underlying leases, or Landlord's interest or estate in any of them, is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground or underlying leases or any such liens to this Lease. If any ground or underlying lease terminates for any reason, Tenant shall, notwithstanding any subordination, attorn to and become tenant of the successor in interest to Landlord at the option of such successor in Interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any documents evidencing the priority or subordination of this Lease with respect to any such ground or underlying leases or the lien of any such first mortgage, or first deed of trust, and specifically to execute. Acknowledge and deliver to Landlord from time to time within ten (10) days after written request to do so a subordination of lease, or a subordination of deed of trust, in substantially the form set forth in EXHIBIT D or EXHIBIT D-1, respectively, attached hereto, or such other form as may be customarily required by any Mortgagee of Landlord, and failure of Tenant to do so shall be a material default hereunder. Tenant hereby irrevocably appoints Landlord as Its attorney-in-fact to execute, deliver and record any such documents in the name and an behalf of Tenant if Tenant falls to comply with the foregoing.

31.      ESTOPPEL CERTIFICATE

         31.1 Tenant shall from time to time within ten (10) days after prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing in the form set forth in EXHIBIT E attached hereto, or such other form as may be customarily required by Landlord's Mortgagee, (i) certifying that this Lease is unmodified and in full force and affect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder (or specifying such defaults if they are claimed); and (iii) containing such other matters as are set forth in such form. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance, and that not more than one (1) month's Rent has been paid in advance. Failure of Tenant to so deliver such statement shall be a material default hereunder. Tenant hereby irrevocably appoints Landlord as its attorney-in-fact to execute and deliver such statement to any third party in the name and on behalf of Tenant if Tenant fails to comply with the foregoing.

32.      BUILDING OCCUPANCY PLANNING

         32.1 Notwithstanding any contrary provision of this Lease, if Landlord requires the Premises for use in conjunction with another suits or for other reasons related to Landlord's occupancy plans for the Building, then upon at least thirty (30) days' prior written notice to Tenant, Landlord shall have the right to move Tenant to other space in the Project, and thereupon such other space shall be deemed to be the Premises covered by this Lease. The expense of moving Tenant, its property and equipment (including furniture, telephone systems, date systems and computers) to the substituted space and of improving same to a condition similar to the then current condition of the Premises shall be borne by Landlord. Landlord may elect to have Tenant contract for the moving of telephone, data and computer systems and to reimburse Tenant the reasonable costs thereof. If the substituted space is smaller than the Premises, the Basic Rent, Security Deposit and Tenant's Share specified in this Lease shall be adjusted proportionately. If the substituted space is larger than the Premises, the Basic Rent, Security Deposit and Tenant's Share specified in the Lease shall be adjusted proportionately, but in no event by more than ten percent (10%) of what the Basic Rent, Security Deposit and Tenant's Share is prior to such relocation. Landlord and Tenant shall execute an amendment to this Lease in accordance therewith. However, if the substituted space does not meet with Tenant's approval, Tenant may cancel this Lease upon thirty (30) days' prior written notice to Landlord given within ten (10) days after Tenant's receipt of Landlord's notice referred to above.

33.      QUIET ENJOYMENT

         33.1 So long as Tenant pays all Rent and other sums due under this Lease- performs its covenants and obligations under this Lease and recognizes any successor to Landlord in accordance with the terms of this Lease, Tenant shall lawfully and quietly have, hold and enjoy the Premises without hindrance or molestation by Landlord or anyone claiming by, through or under Landlord, subject, however. To all the provisions of this Lease.

34.      WAIVER OF REDEMPTION BY TENANT

         34.1 Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

35.      WAIVER OF LANDLORD, TENANT'S PROPERTY

         35.1 Landlord shall, within thirty (30) days after written request from Tenant, execute and deliver to Tenant any statement in form acceptable to Landlord as may be required by any supplier, lessor, installment seller or chattel mortgagee in connection with the installation in the Premises of any personal property or trade fixtures of Tenant, pursuant to which Landlord shall agree to waive any rights it may have or may acquire with respect to any such property, provided in all cases that such supplier, lessor, installment seller or chattel mortgagee expressly agrees in writing that (i) it will remove at Its sole cost and expense all such property from the Premises before the expiration or termination of the Lease and if it fails to do so within ten (10) days after written request from Landlord it shall be deemed to have waived any and all rights it may have had to such property, (ii) Prior to making any such removal it will advise Landlord in writing of the date and time of such removal and will at the time of such removal, allow a representative of Landlord to be present, (iii) it will promptly and diligently and at its sole cost and expense repair any and an damage to the Premises attributable to such removal and shall restore the Premises to substantially the same condition it was in prior to such removal;
(iv) it will allow Landlord to select the person or persons who will effect such removal, repair and restoration, and will bear the costs and expenses thereof,
(v) it will, if Landlord chooses not to exercise its rights under (iv) above, cause a performance and completion bond, satisfactory to Landlord, to be furnished to Landlord with regard to the work of such removal, repair and restoration; (vi) it will promptly pay Landlord any costs and expenses incurred by Landlord in connection with the enforcement of Landlord's rights hereunder, including attorneys" fees, and will indemnity and hold Landlord harmless against and all claims, loss, cost or expense wising out of or in connection with such removal, repair and restoration; (vii) it will pay Landlord Interest on any outstanding amounts payable by it to Landlord at the "Agreed Rate" (as hereinafter defined); (viii) it will not record such statement without Landlord's prior written consent which Landlord may withhold in its sole discretion and (ix) it will not assign Its rights or delegate its duties under such statement without Landlord's prior written consent.

36.      RULES AND REGULATIONS

         36.1 The Rules and Regulations attached hereto as EXHIBIT F are expressly made a part hereof. Tenant agrees to comply with such Rules and Regulations and any reasonable amendments, modifications or additions thereto as may hereafter be adopted and published by notice to tenants in the Building, and to cause its agents, contractors and employees to comply therewith, and agrees that the violation of any of them shall constitute a default by Tenant under this Lease. If there is a conflict between the Rules and Regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building or of the Project of any of the Rules and Regulations.

37.      NOTICES

         37.1 Any notice, demand or communication required or permitted to be given hereunder to Landlord by Tenant shall be personally served or deposited in the United States mails, duly registered or certified with postage fully prepaid thereon, addressed to Landlord at Landlord's address as set forth in Section 1.9 hereof, or to such other add or such other parties as Landlord may from time to time designate. Any notice, demand or communication required or permitted to be given hereunder to Tenant by Landlord may be named as above stated to Tenant's address as set forth in Section 1.10 hereof or delivered personally to Tenant at the address of the Premises. Either party may by written notice similarly given designate a different address for notice purposes, except that Landlord may in any event use the Premises as Tenant's address for notice purposes. Notice shall be effective when mailed or delivered as above specified.

38.      WAIVER

         38.1 No delay or omission in the excercise of any right or remedy of Landlord for any default suit by Tenant shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent payments shall not constitute a waiver of any other default and shall not constitute a waiver of timely payment of the particular payment involved. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only an express notice to such effect from Landlord to Tenant shall constitute acceptance of the surrender of the Premises sufficient to terminate this Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not constitute a consent or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease,

39.      MISCELLANEOUS

         39.1 EXECUTION BY LANDLORD. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or an option for, the Premises. This document becomes effective and binding only upon execution by Tenant and by Landlord. No act or omission of any employee or agent of Landlord or of Landlord's broker shall alter, change or modify any of the provisions hereof.

         39.2 LANDLORD AND TENANT. As used in this Lease, the words "Landlord" and "Tenant" include the plural as well as the singular. Words used in the neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there is more than one person or entity constituting Landlord or

Tenant, the obligations imposed hereunder upon Landlord or Tenant are joint and several. If Tenant consists of a husband and wife, the obligations of Tenant hereunder extend individually to the sole and separate property of each of them as well as to their community property. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership of the Premises.

         39.3 BROKERS. Tenant shall hold Landlord harmless from all damages (including reasonable attorneys' fees and costs) resulting from any claims that may be asserted against Landlord by any broker, finder, or other person with whom Tenant has or purportedly has dealt except as set forth at Section 1. 11.

         39.4 SIGNS.

                  39.4.1 Tenant shall not place or permit to be placed in or upon the Premises, where visible from outside the Premises, or outside the Premises on any part of the Building or Project, any signs, notices, drapes, shutters, blinds, or displays of any type, without the prior written consent of Landlord. Landlord reserves the right in its sole discretion to place and locate on the roof or exterior of the Building, and in any area of the Project, not leased to Tenant, any signs, notices, displays and similar items as Landlord deems appropriate.

                  39.4.2 Notwithstanding anything to the contrary contained in this Article 39, Tenant shall be permitted to install in the elevator lobby on the eleventh floor one (1) identification sign (similar to the identification sign installed for ATPA on the fifth floor of the Building). The size, location, materials, method of installation and appearance of such sign shall be subject to the mutual approval of Landlord and Tenant. Prior to the expiration or earlier termination of this Lease, Tenant shall cause such sign to be removed and any damage to the wall where such sign was installed repaired to the condition in which the same existed before installation of such sign.

         39.5 NAME OF BUILDING. Tenant shall not use the name of the Building or the Project for any purpose other then the address of the business to be conducted by Tenant in the Premises. Tenant shall not use any picture of the Building or the Project in its advertising, stationery or in any manner so as to imply that the entire Building is leased by Tenant. Landlord expressly reserves the right at any time to change the name of the Building or Project without in any manner being liable to Tenant therefor.

         39.6 PARKING. During the term of this Lease, Tenant shall only be entitled to such use of parking spaces in the parking areas located in the Project as shall be confirmed in writing by the parties, and absent any written agreement to the contrary, parking for Tenant and its employees, agents, customers, invitees and licensees shall be on a first-come first-served basis, at rates and upon other terms and conditions as may be established from time to time by Landlord or Landlord's operator of the parking areas. Parking rates may be hourly, weekly or monthly, or such other rate system as Landlord deems advisable, and Tenant acknowledges that its employees shall not be entitled to park in such parking areas located in and about the Building which may from time to time be designated for visitors of the Building. Landlord may also designate areas for assigned, reserved or employee parking either within the parking areas located in and about the Building, or in other areas reasonably close thereto Landlord shall have the right to change any such designated parking areas from time to time. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty as to the suitability of the parking areas for the conduct of Tenant's business.

         39.7 INTENTIONALLY OMITTED.

         39.8 APPROVAL OF LANDLORD'S MORTGAGEE. Tenant acknowledges that this Lease is subject to the approval of Landlord's Mortgagee, and Tenant agrees to make such reasonable modifications to this Lease as may be ordinarily and customarily requested by Landlord's Mortgagee, so long as such modifications shall not affect the Rent payable hereunder, increase Tenant's obligations hereunder, or otherwise adversely affect Tenant in any material way.

         39.9 NONRECORDABILITY OF LEASE. Tenant agrees that in no event shall this Lease or a memorandum hereof be recorded without Landlord's express prior written consent.

         39.10 MATTERS OF RECORD. This Lease and Tenant's rights hereunder are subject and subordinate in all respects to matters affecting Landlord's title recorded in the official records of the county recorder's office for the county in which the Project is located prior or subsequent to the date of execution of this Lease. Tenant agrees that as to its leasehold estate it and all persons in possession or holding under it, will conform with and will not violate any such covenants, conditions and restrictions, or other matters of record.

         39.11 SEVERABILITY. If any provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and every other term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

         39.12 CONSTRUCTION. All provisions hereof, whether covenants or conditions, shall be deemed to be both covenants and conditions. The definitions contained in this Lease shall be used to interpret this Lease.

         39.13 INTEREST. Except as expressly provided otherwise in this Lease. Any amount due to Landlord which is not paid when due shall bow interest from the date due at the prime commercial rate of interest charged from time to time by Citibank N.A. plus two percent (2%) per annum, but not to exceed the maximum rate of interest allowable under the low (the "Agreed Rate"). Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

         39.14 BINDING EFFECT; CHOICE OF LAW. Except as expressly provided otherwise in this Lease, all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

         39.15 WAIVER OF TRIAL BY JURY. Landlord and Tenant each hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other an any matter whatsoever arising out of or in any way connected with this Lease or Tenant's use or occupancy of the Premises, including any claim of injury or damage, and any emergency and other statutory remedy with respect thereto. Landlord and Tenant also agree that the venue of any such action, proceeding or counterclaim shall be in the City and County of Los Angeles, State of California.

         39.16 TIME; RIGHTS CUMULATIVE. Time is of the essence of this Lease and each and every provision hereof, except as may be expressly provided otherwise. An rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy at low or in equity.

         39.17 INABILITY TO PERFORM. This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of force majeure, strike, labor troubles, acts of God, acts of government, unavailability of materials or labor, or any other cause beyond the control of Landlord.

         39.18 CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant, and that Tenant is qualified to do business in the State of California, and shall deliver appropriate certification to that effect if requested.

         39.19 PARTNERSHIP AUTHORITY. If Tenant is a partnership, joint venture, or other unincorporated association, each individual executing this Lease on behalf of Tenant represents that this Lease is binding on Tenant. Furthermore, Tenant agrees that the execution of any written consent hereunder, or of any written modification or termination of this Lease, by any general partner of Tenant or and other authorized agent of Tenant, shall be binding on Tenant.

         39.20 SUBMITTAL OF FINANCIAL STATEMENT. At any time and from time to time during the term of this Lease, within fifteen (15) days after request therefor by Landlord, Tenant shall supply to Landlord and/or any Mortgages a current financial statement or such other financial information as may be required by any such party.

         39.21 RIDERS. Clauses, plats, addenda, and riders, if any, that are signed by Landlord and Tenant and affixed to this Lease, are a part hereof.

40.      INTENTIONALLY OMITTED

41.      SECURITY INTEREST

         41.1 In consideration of the covenants and agreements contained herein, and as a material consideration to Landlord for entering Into this Lease, Tenant hereby unconditionally grants to Landlord a continuing security interest in and to all money and property of any kind or description, including, without limitation, the Security Deposit, if any, and any advance Rental payment or other deposit, now in or hereafter delivered to or coming Into the possession, custody or control of Landlord, by or for the account of Tenant, in any manner and for any purpose, together with any increase in profits or proceeds from such property. The security interest granted to Landlord hereunder secures payment and performance of all obligations of Tenant under this Lease now or hereafter arising or existing, whether direct or indirect, absolute or contingent, or due or to become due. In the event of a default under this Lease which is not cured within the applicable grace period, if any, Landlord is and shall be entitled to all the rights, powers and remedies granted a secured party under the California Uniform Commercial Code and otherwise available at low or in equity, including, but not limited to, the right to retain as damages the Security Deposit and other funds hold by Landlord, without additional notice or demand regarding this security interest Tenant agrees that it will execute such other documents or instrument as may be reasonably necessary to carry out and effectuate the purpose and terms of this Article 41, or as otherwise reasonably requested by Landlord, including without limitation, execution of a UCC-1 financing statement. Landlord's rights and remedies under this Article 41 are in addition to, and not in lieu of, the provisions of Article 9.

42.      INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS

         42.1 This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, negotiations, brochures, arrangements, or understanding pertaining to any such matter shall be effective for any purpose unless expressed herein. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in Interest

43.      COMMON AREA REMODELING

         43.1 Landlord hereby agrees that, during the calendar year 1997, it will remodel the common corridor(s) on the eleventh (11th) floor of the Building. The materials, specifications, and an other matters related to the appearance of such remodeling shall be in the sole and absolute discretion of Landlord.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:               LAKE MERRITT PLAZA
                        a California general partnership

                        By:LAKE MERRITT PLAZA ASSOCIATES,
                            a California general partnership,
                            a general partner

                            By: SC ENTERPRISES
                                a California general partnership,
                                a general partner

                                By: SHURL CURCI,
                                    a general partner

                                    By:/s/ ROBERTA P. IRISH
                                       -------------------------
                                       Roberta P. Irish
                                       his attorney-in-fact

TENANT:                  PANGEA SYSTEMS, INC.
                            a California corporation

                         By:/s/ DEXSTER SMITH
                            ------------------------------
                            Name:DEXSTER SMITH
                                 -------------------------
                            Title: President

                            By:/s/ JONATHAN DICKSTEIN
                            ------------------------------
                            Name:JONATHAN DICKSTEIN
                                 -------------------------
                            Title: Asst. Secretary

                                    EXHIBIT A

                             DESCRIPTION OF PREMISES

                                    [DIAGRAM]

                                   EXHIBIT A-1

                             DESCRIPTION OF PROJECT

                                    [DIAGRAM]

                                    EXHIBIT B

                      VERIFICATION OF TERM AND INITIAL RENT

         RE: office Lease dated March 21, 1997 between LAKE MERRITT PLAZA, a California general partnership ("Landlord") and PANGEA SYSTEMS, INC., a California corporation ("Tenant") for premises in Lake Merritt Plaza, 1999 Harrison Street, Suite 1150, Oakland, California.

         Tenant hereby verifies that the information stated below is correct and further acknowledges and accepts possession of the Premises.




Area:                               6,924 square feet of rentable area

Commencement Date:                  April 1, 1997

Termination Date:                   September 30, 2000

Options                             None

Rent:                               $13,848 per month

Address for Notices:                1999 Harrison Street, Suite 1100,
                                    Oakland, CA 94612
                                    Attention:  Jonathan Dickstein, Vice President,
                                    Business Development

Billing Address:                    1999 Harrison Street, Suite 1100,
                                    Oakland, CA 94612

Telephone:                          (510) 628-0100

Federal Tax iD#:                    94-3175560

                                    By:      /s/ JONATHAN DICKSTEIN
                                           ---------------------------
                                    Title:   VP BUSINESS DEVELOPMENT
                                           ---------------------------
                                    Date:    4/1/97
                                           ---------------------------

                                    EXHIBIT C

                             CONSTRUCTION PROVISIONS

1. SCOPE OF WORK. These provisions define the scope of work to be provided by Landlord in the Premises under the terms of the Lease. Words and phrases used herein which are defined in the Lease have the meanings set forth therein unless provided otherwise.

2. INTENT OF EXHIBIT. It is the intent of these provisions that Tenant shall be permitted freedom in the interior design and layout of its space so long as same is consistent with Landlord's policies and structural requirements, applicable building codes, and with sound architectural and construction practices, and provided further that no interference is caused to the operation of the Building's mechanical heating, cooling or electrical systems or structure, or other Building operations or functions, and that no unusual increase in maintenance, insurance, taxes, fees or utility charges will be incurred by Landlord or other tenants in the Building as a result thereof. Any additional cost of design, construction, operation, insurance, maintenance, taxes, fees or utilities which results therefrom shall be charged to Tenant and paid for by Tenant in accordance with the provisions hereof and of the Lease.

3. LANDLORD'S WORK. Landlord shall have no obligation to improve, remodel, alter, or otherwise prepare the Premises for Tenant's occupancy thereof, except with respect to the following items of work, which shall be undertaken by Landlord, at its sole cost and expense, using Building Standard materials and specifications, in accordance with Landlord's plans and using Landlord's contractor and subcontractors:



         3.1.              Repair or replace drywall, as needed, under the window sill.

         3.2.              Repair or replace the sill cap/window frame.

         3.3.              Provide fireproofing art penetrations in the core/corridor wall.

         3.4.              Install blinds for the exterior windows where such blinds are missing.

         3.5.              Repair the window gasket.

         3.6.              Add one door and doorframe as required for proper fire-code exiting from the Premises.

         3.7.              Remove debris from, and broom-clean the Premises.



         Landlord may undertake and complete such work prior to delivering the same to Tenant for the commencement of the work of improvement to be undertaken by Tenant pursuant to this EXHIBIT C.

4. TENANT'S WORK. All costs incurred for improvements, services or materials required by Tenant in or for the Premises (hereinafter referred to as "Tenant's Work") shall be for the account of Tenant and at Tenant's sole cost and expense. Tenant shall pay building lifting charges, if any, for Tenant's Work. Without limiting the generality of the foregoing, the following work shall also constitute part of Tenant's Work and shall be undertaken by Tenant at its sole cost and expense:

         4.1. The services of Tenant's space planner to prepare (a) the Space Layout, (b) the Plans, and (c) the As-Built Documents, as each such term is hereinafter defined. All revisions and prints as well as all interior design and decorating fees, shall also be at Tenant's sole cost and expense.

         4.2. The construction of the improvements and the installation of the items shown in SCHEDULE A attached hereto, which shall be installed in the Premises substantially in accordance with the Plans, which have received the prior written approval of Landlord.

         4.3. Fees for engineering, construction management by Landlord's Tenant Coordinator (as hereinafter set forth), and previously installed materials used in the construction (if any).

         4.4. Permits and license fees relating to construction of Tenant's improvements.

         4.5. All other work, materials, costs and expenses required for the construction of the improvements to the Premises.

         4.6. The installation and distribution of the heating and air conditioning system in accordance with the requirement specified at SCHEDULE A hereto (which work is not discretionary, but is required of Tenant).

5. SPACE PLANNER. Tenant shall use the services of the space planner retained by Tenant who shall prepare all documents required to bid, permit, construct, and document all construction work upon the Premises and any work outside the Premises (however, Tenant shall not be permitted to undertake any work outside the Premises without the express written approval or direction of Landlord), including without limitation, (a) the Space layout (b) the Plans and (c) the As-Built Documents.

6.  DEFINITION OF PLANS.

         6.1. Space Layout. The "Space Layout" shall consist of all plans depicting partitions, doors, electrical and telephone outlets, right fixture locations, mill work, wall finishes, floor coverings and special requirements (if any).

         6.2. Plans. The "Plans" shall consist of all documents required for obtaining all required permits and for the construction of the Premises, including, but not limited to, the following: (a) partition plans, (b) demolition plans, (c) reflected ceiling plans, (d) telephone and electrical plans, (e) finish plans, (f) mechanical-engineered plans, (g) electrical-engineered plans, (h) plumbing-engineered plans, and (i) all associated construction and design detailing, including, but not limited to, millwork details.

         6.3. As-Built Documents. The "As-Built Documents" shall consist of one
(1) set of reproducible and two (2) sets of blueline copies and one (1) computer-aided design ("CAD") diskette (if such drawings were prepared using a CAD program) for all Tenant's Work undertaken, including, but not limited to, the following: (a) architectural as-built drawings, (b) mechanical as-built drawings, (c) electrical as-built drawings, (d) plumbing as-built drawings, (a) fire/life-safety as-built drawings, and (f) structural as-built drawings.

         6.4. Content. The content and level of detail of the Space Layout, Plans and As-Built Documents shall be subject to the approval of Landlord. Tenant shall devote such time in consultation with Tenant's space planner as shall be necessary to enable the planner to develop the Space Layout, Plans and As-Built Documents for the construction of improvements in the Premises.

         6.5. Engineered Plans. Tenant shall retain, at its sole cost and expense, independent, licensed engineering consultants approved in advance by Landlord to prepare the Plans relating to the structural, mechanical, heating, ventilating and air conditioning, electrical, plumbing, life/fire-safely, and sprinkler work in the Premises (and such other affected areas of the Building).

7. TIME LIMITS. The following maximum time periods shall be allowed for the indicated matters:



                                                                     Time Limit After Completion of
Action                                                                 Preceding item
------                                                               -------------------------------


7.1.       Tenant submits two (2) sets of the Plans to Landlord for      30 business days after Lease
           written approval.                                             execution

7.2.       Landlord approves (or disapproves with explanation) the       15 business days
           Plans.

7.3.       Tenant submits name of the proposed TI Contractor and the     10 business days
           TI Contractor information Package (as each is hereinafter
           defined) to Landlord for approval.



                                       55

7.4.       Landlord approves for disapproves with explanation) the       5 business days after Landlord has
           proposed TI Contractor.                                       received the complete TI Contractor
                                                                         Information Package from Tenant.


8. TI CONTRACTOR INFORMATION PACKAGE. The TI Contractor information Package consists of all of the following with respect to the proposed contractor (a) an AIA Document A305 (entitled "Contractor's Qualification Statement"), or such other, similar statement as Landlord may reasonably require, completed, executed on behalf of such contractor and acknowledged, (b) insurance limits maintained by such contractor and evidence thereof, (c) evidence the contractor is bondable, (d) a copy of the contractor's license in such jurisdiction, (e) sufficient commercial references and (f) acceptable, current financial statements.

9. CONSTRUCTION BY TI CONTRACTOR. Subject to the provisions of this EXHIBIT C and the Lease, all construction work in the Premises shall be performed by the Tenant improvement Contractor ("TI Contractor") retained by Tenant and approved by Landlord. The TI Contractor shall perform such work in a good and workmanlike manner and shall construct the improvements in the Premises substantially in accordance with the Plans. All such construction work shall be performed in accordance with the laws, ordinances and requirements of government agencies having jurisdiction. The following conditions shall apply to Tenant's selection and use of a TI Contractor.

         9.11 Subject to the provisions of this EXHIBIT C, Tenant may select any qualified contractor for the construction of Tenant's Work, provided such contractor is bondable, uses union employees, has received the prior written approval of Landlord and has compiled with the provisions of this EXHIBIT C.

         9.2. Tenant shall be required to use the building mechanical and electrical contractor specified by Landlord.

         9.3. Tenant agrees that the provisions set forth below shall be incorporated as "Special Conditions" into the contract between Tenant and its contractor for the benefit of Landlord, and agrees that as to such provisions Landlord shall have the rights of enforcement of a third party beneficiary (with a copy of the contract to be furnished Landlord prior to the commencement of Tenant's Work):

         9.3.1. Prior to starting any of Tenant's Work, TI Contractor shall provide Landlord with a listing of information describing the TI Contractor and subcontractors, a construction schedule in "bar graph" form indicating the completion dates of all phases of Tenant's Work and a copy of the building permit.

         9.3.2. Prior to starting any of Tenant's Work, TI Contractor shall also deliver to Landlord duplicate originals of insurance policies (or certificates of insurance if such certificates shall, in Landlord's sole judgment provide clear and unambiguous evidence of insurance). The insurance provided the Landlord by the TI Contractor pursuant to this Section 9.3.2 shall be primary insurance without the right of contribution from any insurance maintained by the Landlord and shall name Landlord and Landlord's agent as additional insureds. The insurance required shall be written for not less then the following, or greater if required by law.

         9.3.2.1. Worker's Compensation:



                          (a) State....................................   Statutory Requirements
                          (b) Applicable Federal.......................   Statutory Requirements
                          (c) Employer's Liability ....................   $1,000,000.00



         9.3.2.2. Comprehensive General Liability (including
Premises-Operations; independent Contractor's Protective; Products and Completed Operations; Broad Form Property Damage):



         (a)      Combined Single Limits for Bodily injury and Property Damage:

                  $1,000,000............................Each Occurrence

         (b)      Products and Completed Operations to be maintained.

         (c)      Property Damage Liability insurance shall provide X, C, or U coverage.

         9.3.2.3. Contractual Liability.

         (a)      Combined Single Limits for Bodily injury and Property Damage:

                  $1,000,000 ...........................Each Occurrence

         9.3.2.4. Personal injury, with Employment Exclusion deleted:

                  $1,000,000 ..........................Annual Aggregate

         9.3.2.5. Comprehensive Automobile Liability:

         (a)      Combined Single Limits for Bodily injury and Property Damage:

                  $1,000,000 ...........................Each Occurrence

         9.3.2.6. Umbrella Excess Liability:

                  $3,000,000

         9.3.3. Prior to starting any of Tenant's Work, TI Contractor shall also deliver to Landlord evidence satisfactory to Landlord of payment and performance bonds covering the faithful performance of the contract for the construction of Tenant's Work and the payment of all obligations arising thereunder. Such bonds shall be for the mutual benefit of both Landlord and Tenant and shall be issued in the names of both Landlord and Tenant as obligees and beneficiaries.

         9.3.4. TI Contractor shall be responsible for, and shall pay the cost the repair, replacement or clean-up of any damage done by it to other contractors' work, which specifically includes access ways to the Premises which may be concurrently used by others.

         9.3.5. Except for freight elevators, elevators in the Project are not to be used by TI Contractor at any time. TI Contractor shall only use dollies and hand carts that have rubber wheels. Any costs required to repair the Common Area flooring due to the use of improper tires or wheels shall be the responsibility of, and shall be paid by, TI Contractor to Landlord.

         9.3.6. Under no circumstances shall TI Contractor cause or permit anything to be hung from or supported by any duct work or piping above the Premises. All suspended ceilings and other fixtures and improvements shall be installed in a proper manner and in accordance with applicable building codes.

         9.3.7. TI Contractor shall contain the storage of its materials and his operations within the Premises and such other space, if any, as it may be assigned by Landlord. Should it be assigned space outside of the Premises, the TI Contractor shall move to such other space as Landlord shall direct from time to time to avoid interference or delays with other work. In no event shall materials be stored in corridors or other Common Areas. No flammable materials shall be stored or kept in the Premises or anywhere else in the Project, except for that which is to be used during the single day of construction during which such materials are first brought onto the Project.

         9.3.8. All trash and surplus construction materials shall be stored within the Premises and shall be promptly removed from the Project. TI Contractor shall confirm with Landlord on the placement of trash bin prior to placing the same onto the Project.

         9.3.9. TI Contractor shall provide Landlord prior written notice of any planned work to be done on weekends or outside Landlord's normal job hours for the purpose of obtaining Landlord's consent thereto. TI Contractor shall also refrain from undertaking any construction during normal building hours (as such hours are determined by Landlord) that impacts or is likely to impact other tenants" or occupants" use or enjoyment of their premises (for example, work that causes excessive noise [such as floor coring] or creates fumes or odors [such as wallcovering preparation, painting, millwork and door or wood finishing]).

         9.3.10. Tenant and TI Contractor are responsible for compliance with all applicable codes and regulations of duly constituted authorities having jurisdiction insofar as the performance of the work and completed improvements we concerned for all work performed by Tenant or TI Contractor, and with all applicable safety regulations established by the general contractor for the Project and Tenant further agrees to save and hold Landlord harmless for said work as provided in the Lease.

         9.3.11. Neither TI Contractor nor subcontractors shall post signs on any part of the Project or on the Premises.

         9.3.12. TI Contractor shall agree that the contract between Tenant and TI Contractor is solely for the benefit of Tenant and TI Contractor, except for the provisions referred to above as being for the benefit of Landlord (as to which provisions Landlord shall have the rights of enforcement of a third party beneficiary). TI Contractor shall further agree that it and its subcontractors shall look only to Tenant for payment of any sums due under its contract with Tenant. TI Contractor shall further agree that it and its subcontractors shall look only to Tenant for payment of any sums due it under its contract with Tenant. TI Contractor, for itself and its subcontractors, shall waive any and all claims or actions (including mechanics' or materialmen's lien rights) that it or its subcontractors may have against Landlord for amounts owing to it or its subcontractors under the contract between TI Contractor and Tenant.

         9.4. At Landlord's option, Landlord may provide trash removal services for TI Contractor (who shall purchase such services by use of Landlord's form of Tenant work order), and Tenant shall cause the cost thereof to be reimbursed to Landlord within ten (10) days after demand. Failure by Tenant to cause any such payment to be made shall be deemed a default under the Lease the same as a failure to pay Rent.

         9.5. Upon written notice from TI Contractor that it needs temporary electrical power, Landlord shall make reasonable amounts of the same available for construction of the Premises. Tenant shall reimburse Landlord for the cost thereof, together with a charge for Landlord's direct and indirect administrative costs related thereto, within ten (10) days after demand. Failure by Tenant to make may such payment shall be deemed a default under the Lease the same as a failure to pay Rent. Unless TI Contractor shall notify Landlord in writing that such temporary power is no longer needed by it, Landlord may continue to make such temporary power available until the Premises shall open for business, and Tenant shall pay Landlord therefor as above provided.

         9.6. All work performed by Tenant or TI Contractor will be in compliance with the master labor agreements existing between trade unions and local chapter of the Associated General Contractors of America. Any and all work performed by Tenant or TI Contractor shall be performed in a manner so as to avoid any labor dispute which results in a stoppage or impairment of work or delivery services or any other services in the Project, and in the event there shall be any such stoppage or impairment as the result of any such labor dispute, Tenant shall immediately undertake such action as may be necessary to eliminate such dispute or potential dispute, including but no limited to (a) removal of all disputants from the job site until such time as the labor dispute no longer exists, (b) seeking an injunction in the event of a breach of contract between Tenant and TI Contractor, and (c) filing appropriate unfair labor practice charges in the event of a union jurisdictional dispute.

         9.7. Tenant shall assign any and all warranties and guaranties provided by TI Contractor and subcontractors to Landlord immediately upon completion of Tenant's Work. All improvements shall be guaranteed or warrantied for a period of at least one (1) year from the date of substantial completion of such work.

         9.8. Landlord may permit entry of the TI Contractor and its authorized subcontractors into the Premises for the purpose of performing such work prior to the commencement of the term of the Lease and while the TI Contractor is working at the Premises, but only at such time or times as Landlord shall deem feasible in the circumstances and under such conditions as Landlord may reasonably determine. Such license to enter before the commencement of the term is expressly conditioned upon the contractor retained by Tenant working in harmony and not interfering with the workmen, mechanics and contractors of Landlord or of any other tenant or occupant in the Building or the Project, and if at any time such entry or work by TI Contractor shall cause any disharmony or interference, such permission to enter may be withdrawn by Landlord immediately upon written notice to Tenant. Such entry shall be deemed to be under all the terms, covenants, provisions and conditions of the Lease, except the covenant to pay Rent and Expenses.

         9.9. All materials, work, installations and decorations of any nature whatsoever brought on or installed in the Premises before the commencement of the term of the Lease shall be at Tenant's risk, and neither Landlord nor any party acting on Landlord's behalf shall be responsible for any damage thereto or loss or destruction thereof.

10. TENANT COORDINATOR. Landlord has designated a "Tenant Coordinator" who shall be responsible for the management and coordination of all work to be performed in the Premises and for the coordination with Tenant on all matters governed by these Construction Provisions. The Tenant Coordinator shall be paid a fee equal to five percent (5%) of the cost of the improvements, services and materials furnished as part of Tenant's Work as reimbursement for the expense of administration and coordination of such work. The Tenant Coordinator will furnish Tenant with notices of substantial completion, Landlord's approvals or disapprovals of Plans and changes thereto, and other similar notices. Tenant shall deliver any payments that may be required hereunder to be paid to Landlord to the Tenant Coordinator unless written notice is given by Landlord to the contrary.

11. CHANGES. If Tenant requests or necessitates any change, addition or deletion to the Plans after approval of the Plans by Landlord, as described in Section 7 above, a request for the change shall be submitted to the Tenant Coordinator accompanied by revised Plans prepared by Landlord's space planner at Tenant's sole expense

12. SUBSTITUTIONS. Tenant may select different now materials (except exterior window levolors which must be installed on all exterior windows, the ceiling system, parabolic light fixtures, and the doors and frames and hardware) in substitution for the materials specified as the Building Standard, provided the selection is clearly depicted on Plane approved by Landlord.

13. CLOSE-OUT PACKAGE. Tenant shall be responsible for performing and providing Landlord with each and every one of the following within the time specified therefor. The failure of Tenant to perform any such obligation within five (5) days" after receipt of written notice from Landlord of such failure shall constitute a default under the Lease.

         13.1. Tenant shall obtain and record a Notice of Completion within three (3) days following completion of Tenant's Work and forward a copy to Landlord within three (3) days thereafter.

         13.2. Tenant shall post a Notice of Completion on the Premises within three (3) days after substantial completion of Tenant's Work and forward a copy to Landlord within three (3) days thereafter.

         13.3. Tenant shall obtain executed, unconditional lien waivers for all work performed by TI Contractor and all subcontractors and suppliers, and an executed affidavit from TI Contractor that no liens exist within thirty (30) days after substantial completion of Tenant's Work, and shall provide the originals thereof to Landlord.

         13.4. Tenant shall obtain a Certificate of Occupancy for the Premises and provide Landlord with a duplicate original thereof within thirty
(30) days after substantial completion of Tenant's Work.

         13.5. Tenant shall provide Landlord with an itemized cost breakdown for all improvements, services, and materials, including, but not limited to, a copy of the contract with the TI Contractor, and all approved change orders, and a list of all components of construction in the Premises, broken down into items and the cost of each item, and provide the original thereof to Landlord promptly upon substantial completion of Tenant's Work.

         13.6. Tenant shall provide Landlord with the As-Built Documents within thirty (30) days following substantial completion of Tenant's Work.

         13.7. Tenant shall obtain from the TI Contractor, and provide Landlord with, a certified air balance report within five (5) days following substantial completion of Tenant's Work.

         13.8. Tenant shall obtain a copy of all building permits with sign-offs executed and provide copies thereof to Landlord promptly upon substantial completion of Tenant's Work

         13.9. Tenant shall obtain an architect's certification that the Premises were constructed in accordance with the Plans and in accordance with this EXHIBIT C and deliver the same to Landlord upon substantial completion of the Premises.

         13. 10. Tenant shall obtain and deliver to Landlord copies of all owner manuals for any equipment or other improvements installed in the Premises, upon substantial completion of the Premises.

         13.11. Tenant shall provide Landlord with a copy of the completed punchlist, signed by the Tenant's space planner and the Tenant's representative, within thirty (30) days following substantial completion of Tenant's work.

         13.12. Tenant shall obtain and submit to Landlord a warranty letter from the TI Contractor warranting an materials and workmanship for a period of not less then one (1) year, within five (5) days following substantial completion of Tenant's work.

14.  INTENTIONALLY OMITTED.

15. INCORPORATION BY REFERENCE. This EXHIBIT C is and shall be incorporated by reference in the Lease, and all of the terms and provisions of the Lease are incorporated herein by this reference. Schedule A to this EXHIBIT C is hereby incorporated by this reference in the Lease and in this EXHIBIT C.

16. ATTORNEYS" FEES. In the event of any action or proceeding initiated by a party hereto for the enforcement or interpretation of the provisions contained herein, the prevailing party shall be entitled to recover its costs incurred in connection therewith, including its reasonable attorneys' fees.

                             SCHEDULE A TO EXHIBIT C

                               LAKE MERRITT PLAZA
                              1999 HARRISON STREET
                               BUILDING STANDARDS

1.       PARTITIONS:



         1.1.  Demising Partition:

         1.1.1.   2 1/2" - 25 gauge metal studs - 24" on center

         1.1.2. 5/8" drywall - one layer each side of studs. Height from floor slab to underside of slab above. Partition taped smooth to receive paint or wall covering. Seismic bracing per code.

         1.1.3.   Batt insulation in cavity (R-11).

         1.2.     Interior Partition:

         1.2.1.   2-1/2" - 25 gauge metal studs - 24" on center

         1.2.2. 5/8" drywall - one layer each side of studs. Height from floor slab to ceiling grid. Partition taped smooth to receive paint or wall covering.
Seismic bracing per code. Attach to calling with 1/4" tee bolt as required.

2.  DOOR ASSEMBLIES:

         2.1.     Corridor Door Assembly - Tenant.

         2.1.1.   Door.  1 hour rated stain grade mahogany veneer

         2.1.2.   Frame: I.C.I.  extruded aluminum frame with snap-on flush trim or approved equal

         2.1.3.   Hardware: Schlage

         2.1.4.   Hardware Finish: Polished stainless steel

         2.2.     Interior Door Assembly:

         2.2.1.   Door: Stain grade mahogany veneer

         2.2.2.   Frame- I.C.I.  extruded aluminum frame with snap-on flush trim or approved equal

         2.2.3.   Hardware: Schlage



         2.2.4.   Hardware Finish: Polished stainless steel

3.  ACOUSTICAL CEILINGS:

         3.1.     2" x 2" "Donn Fine Una," calling grid with wins suspension per coda

         3.2.     2'x2" Armstrong "Cirrus" ceiling tile

4.  ELECTRICAL:

         4.1.     2" x 4" Fluorescent Light Fixture: 2'x4', lay-in type, 3 tube - 40 watt lamps and ballasts, 18 cell parabolic fixture to match building.  Suspension per code.

         4.2.     Light Switch Assembly: Sierra #5021 or equal.  Switches paired in double gang box to meet Title
XXIV requirements.  Ivory Color.

         4.3.     Electrical Wall Outlet: Sierra #1400 or equal, duplex receptacle.  Ivory color.  Number of outlets per code.  Mounted vertically.  Outlet height at 15" AFF to center line of outlet

         4.4. Telephone Wall Outlet Single plaster ring wait-mounted vertically with pull string to plenum. Cable and cover plate by Tenant (cable to be plenum rated).

 5.  HVAC:

         5.1.     Hosting and Air Conditioning Distribution: Design and engineering or system by licensed mechanical engineer in accordance with Title XXIV requirements.

         5.1.1.   Interior Zone: Variable air volume boxes.

         5.1.2.   Exterior Zone: Same as above with hot water coil for heating.

         5.1.3.   Perforated air registers and return air grilles.

         5.1.4.   One thermostat per zone mounted next to light switch.

         5.1.5. The main distribution duct loop and pneumatic control lines from core area.

         5.1.6.   Energy Management System: All required items including circuiting to facilitate operation of the building's energy management system (including, but not limited to, Tenant lighting).

6.  WALL FINISH:

         6.1.     Painting: Two coats egg shell finish latex paint as selected from Landlord's color chart.


                                       64

7.  FIRE SPRINKLERS:

         7.1.     The main sprinkler loop and distribution lines.

         7.2.     Semi-recessed head with chrome finish.  Quantity of drops per code.

8.  FIRE LIFE SAFETY:

         8.1. Ceiling mounted illuminated exit signs to match bass building, installed per code.

9.  WINDOW COVERING:

         9.1.     Building standard 1" horizontal mini-blinds, Levolor "Brushed Aluminum."

10.  FLOOR COVERING:

         10.1.    Carpet: Designweave "Now Tempest" (32 oz.) over 3/8" nova pad.

         10.2.    Rubber Base: 2-1/2" straight or coved by Burke or equal.

         10.3. VCT Armstrong Excelon 12" x 12" x 1/8" vinyl tile in standard colors.

11.  SIGNAGE.

         11.1. Building standard non-illuminated interior signage, at suite entry.


                                    EXHIBIT D
                             SUBORDINATION OF LEASE

Recording Requested By And
When Recorded Return To:

Attention:

NOTICE: HIS SUBORDINATION AGREEMENT RESULTS IN THE LEASEHOLD ESTATE INTHE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY DOCUMENT.

                       SUBORDINATION, NON-DISTURBANCE AND

                              ATTORNMENT AGREEMENT

         THIS AGREEMENT made as of the ___________ of ___________, 2000, among _________________________________ (hereinafter referred to as "Mortgagee"),
_________________________________ (hereinafter referred, to as "Landlord"), and
_________________________________ (hereinafter referred to as "Tenant").

                                   WITNESSETH

         WHEREAS, Mortgagee has become the owner and holder of a beneficial interest under a deed of trust recorded ______________________, as Instrument No. ___________, Official Records, County of ___________, California (hereinafter referred to as the "Mortgage") covering certain premises described in Exhibit A attached hereto (hereinafter referred to as the "Mortgaged Premises") and of the note, bond or other obligation secured thereby (hereinafter referred to as the "Note");

         WHEREAS, Tenant is the holder of a leasehold estate in a portion of the Mortgaged Premises (hereinafter referred to as the "Demised Premises") under and pursuant to the provisions of a certain lease dated ___________, 2000 by and between Tenant and Landlord (hereinafter referred to as the "Lease");

         WHEREAS, Landlord's interest in the Lease has been assigned to Mortgagee as additional security for the Mortgage; and

         WHEREAS, Tenant has agreed to subordinate the Lease to the Mortgage and to the lien thereof and Mortgagee has agreed to grant non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing, of the mutual covenants and agreements herein contained, and other good and valuable consideration. the receipt of which is hereby acknowledged, Mortgagee and Tenant hereby covenant and agree as follows:

         1 . So long as Tenant is not in default in the payment of rent or additional rent or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed, Tenant's possession of the Demised Premises under the Lease, or any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, shall not be diminished or interfered with by Mortgages and Mortgagee shall not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Mortgage.

         2. If Mortgagee shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of foreclosure, trustee's sale or other proceedings brought to enforce the Mortgage, or if the Mortgaged Premises shall be transferred by deed in lieu of the foreclosure, the Lease shall continue in full force and effect as a direct Lease between the then owner of the Mortgaged Premises (including Mortgagee or the grantee under a deed in lieu of foreclosure) and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be affected in accordance with any option therefor in the Lease, and Tenant does hereby attorn to Mortgages or any other such owner as its Landlord, said attornment to be effective and self-operative without the execution of any further instruments, except that Tenant shall neither make, nor be entitled to make, any claim against Mortgagee or other such owner with respect to any takeover and/or subleased space, and Tenant shall, from and after Mortgagee's or other such owner's succession to the interest of Landlord under the Lease, have the same remedies for the breach of covenant contained in the Lease that Tenant might have had under the Lease against Landlord; provided further, however, that Mortgagee or other such owner shall not be:

         (a) liable for any act or omission of any prior landlord (including Landlord); or

         (b) subject to any offsets or defenses which Tenant might have against any prior landlord; or

         (c) bound by any prepayment of rent or additional rent which Tenant might he" paid for more than the current month to any prior landlord; or

         (d) bound by any amendment or modification of the Lease or by any waiver or forbearance on the part of any prior landlord made or given without the written consent of Mortgagee or any subsequent holder of the Mortgage.

         3. The Lease is hereby made, and shall at all times be subject and subordinate in each and every respect, to the Mortgage and to any and an renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage, but any and all such renewals. modifications, extensions, substitutions, replacements and/or consolidations, shall nevertheless be subject to and entitled to the benefits of the terms of this Agreement.

         4. To the extent that the Lease shall entitle the Tenant to notice of any Mortgage, this Agreement shall constitute such notice to the Tenant with respect to the Mortgage and to any and all renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage.

         5. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duty executed and acknowledged as of the day and year first above written.


Mortgagee:                                               Tenant:


By:                                                    By:
      ------------------------------------                    -------------------------------
Title:                                                 Title:
      ------------------------------------                    -------------------------------

Landlord:

By:                                                    By:
      ------------------------------------                    -------------------------------
Title:                                                 Title:
      ------------------------------------                    -------------------------------


                                   EXHIBIT D-1

                         SUBORDINATION OF DEED OF TRUST

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

TEACHERS INSURANCE AND
ANNUITY ASSOCIATION
730 Third Avenue
New York, NY 10017
Attn: Legal Department

______________SPACE ABOVE THIS LINE FOR RECORDER'S USE_______________________

                            SUBORDINATION OF MORTGAGE

         TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA as owner and holder of a certain Promissory Note dated ___________ in the principal sum of ______________________ ($_____) Dollars and of a certain Mortgage or Deed of Trust of even date therewith and securing the said Note, recorded on ___________ in Book ___________ at Page ___, Official Records, ___________ County, ___________ now a first lien upon the premises more particularly demised and described in that certain Lease dated by and between ________________________, as Lessor, and ________________________, as Lessee, and upon other property, in consideration of such leasing and of the sum of One ($1.00) Dollar and other good and valuable consideration, receipt of which is hereby acknowledged;

         DOES hereby covenant and agree that the said Mortgage or Deed of Trust is and shall, remain SUBORDINATE to the said Lease, it being expressly agreed that said Lease has been executed, delivered and recorded prior to the execution, delivery and recording of the said Mortgage, or Deed of Trust;

         EXCEPT, HOWEVER, that it is nevertheless agreed that this Subordination shall not affect nor be applicable to and does hereby expressly exclude:

         (a) The prior right claim and lien of the said Mortgage or Deed of Trust in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of the said premises, and to the right of disposition thereof in accordance with the provisions of the said Mortgage or Deed of Trust;

         (b) The prior right, claim and lien of the said Mortgage or Deed or Trust in, to and upon any proceeds payable under all policies of fire and rent insurance upon the said premises and as to the right of disposition thereof in accordance with the terms of the said Mortgage or Deed of Trust; and

         (c) Any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of the said Mortgage or Deed of Trust and the execution of the said lease, or any lien or judgment which may arise at any time under the terms of such lease.

         This Subordination shall inure to the benefit of and shall be binding upon the undersigned, its successors and assigns.

         IN WITNESS WHEREOF, the Subordination has been duly, signed and delivered by the undersigned this ___ day of ___________, 1997.

                                            TEACHERS INSURANCE AND ANNUITY
                                            ASSOCIATION OF AMERICA  LESSEE'S
                                            AGREEMENT

                                            By:
                                               -------------------------------
                                            Its:
                                               -------------------------------

                               LESSEE'S AGREEMENT

         The undersigned, as Losses under the lease herein described, does hereby accept and agree to the terms of the foregoing Subordination, which shall inure to the benefit of and be binding upon the undersigned and the hairs, executors, administrators, legal representatives, successors and assigns of the undersigned.

                                            LESSEE:

                                            By:
                                               -------------------------------
                                            Its:
                                               -------------------------------
                                            By:
                                               -------------------------------
                                            Its:
                                               -------------------------------

                          [AFFIX NOTARY ACKNOWLEDGMENT]

                                    EXHIBIT E

                               ESTOPPEL STATEMENT

                         STATEMENT OF TENANT IN RE LEASE

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA
730 Third Avenue New York
City, NY 10017

         RE: _______________________________
             (ADDRESS OF PROJECT)
              YOUR APPLICATION No.________________
              YOUR MORTGAGE No.___________________

Gentlemen:

         It is our understanding that you have committed to place a mortgage upon the subject premises and as a condition precedent thereof hem required this certification of the undersigned.

         The undersigned, as Lessee, under that certain lease dated ___________, made with ___________, as Lessor, hereby ratifies the said lease and certifies that:

         1 . the undersigned has entered into occupancy of the premises described in sold lease on ___________; and

         2. the undersigned is presently open and conducting business with the public in the premises; and

         3. the operation and use of the premises do not involve the generation, treatment, storage, disposal or release of a hazardous substance or a solid waste into the environment and that the premises are being operated in accordance with all applicable environmental laws, zoning ordinances and building codes; and

         4. the minimum rental in the annual amount of $_____ was payable from the date of occupancy; and

         5. that said lease is in full force mid effect and has not been assigned, modified, supplemented or amended in any way (except by agreement(s) dated ___________ and neither party thereto is in default thereunder, and

         6. that the same represents the entire agreement between the parties as to this leasing; and

         7. that the term of said lease expires on ___________; and

         8. that all conditions under said lease to be performed by the Lessor have been satisfied, including, but without limitation, all co-tenancy requirements thereunder; and

         9. all required contributions by Lessor to Lessee on account of Lessee's improvements have been received; and

         10. on this date there are no existing defenses or offsets which the undersigned has against the enforcement of said lease by the Lessor; and

         11. that no rental has been paid in advance and a security deposit in the amount of $___________ has been deposited with Lessor; and

         12. that Lessee's floor area is ___________ square foot; and

         13. that rental for ___________ 1997 has been paid.

                                            Very truly yours,

                                            --------------------------------
                                                     (LESSEE)

                                            By:
                                               -----------------------------
                                            Its:
                                                ----------------------------

                                            By:
                                               -----------------------------
                                            Its:
                                               -----------------------------

                                    EXHIBIT F

                         BUILDING RULES AND REGULATIONS

         The following rules and regulations shall be applicable to the
Building:

         1 . No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, or printed or affixed on or to any part of the Building or Premises if visible from outside the Premises, without the prior written consent of Landlord. Tenant's identification signs and lettering shall be in accordance with Landlord's standard requirements for the Building unless otherwise approved in writing by Landlord, and shall be printed, painted, affixed, or inscribed at the expense of Tenant by a person approved by Landlord.

         2. Tenant shall not place or maintain any window covering, blinds or drapes on any window without Landlord's prior written approval. A breach of this rule will directly and adversely affect the exterior appearance of the Building. Upon request by Landlord, Tenant shall remove any window covering, or any other item visible from outside the Premises, if installed or placed without Landlord's written approval.

         3. A directory of the Building will be provided for the display of the name and location of tenants. Landlord will install at Tenant's expense directory strips for Tenant's name and a reasonable number of the principal employees thereof, and Landlord reserves the right to exclude may other names therefrom.

         4. The sidewalks, halls, passages, exits, entrances, elevators, escalators, and stairways shall not be obstructed by Tenant or used by it for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, escalators, stairways, balconies and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord might be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed so as to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities or are creating a nuisance. No employee, invitee, contractor or agent of Tenant shall go upon the roof of the Building.

         5. Tenant shall be responsible for assuring that doors to the Premises are locked during non-business hours. Such doors shall not be left open during business hours, except while moving furniture or other items in or out of the Premises, unless Landlord consents otherwise

         6. The toilet rooms and urinals, wash bowls and other apparatus therein shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be placed therein; the expense of breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employee, invitees, contractors or agents, shall have caused it.

         7. Except as to normal pictures and furnishings, Tenant shall not mark, drive nails, screw or drill into partitions, woodwork or plaster or in any way deface the Premises or any part thereof. No boring, cutting or stringing of wires shall be permitted except with the prior written consent of Landlord and as Landlord may direct Tenant shall not lay linoleum, tile, carpet or other similar floor covering to that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by Tenant.

         8. Tenant shall not overload any floor of the Premises or the Building. No furniture, freight or equipment of any kind shall be brought into the Building by Tenant or its contractors or agents without prior consent of Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy objects brought into the Building and also the time and manner of moving the some in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord stand on wood strips of such thickness as is necessary to property distribute weight. Landlord will not be responsible for loss or damage to any property from am such cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any part of the Building any hand truck unless it is equipped with rubber tires and side guards.

         9. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to in writing by Landlord. Except with the prior written consent of Landlord, no person or persons other then those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant or any of its employees or other persons by the janitor of Landlord. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include clearing of carpets or rugs, except normal vacuuming, or moving of furniture and other special services. Janitor service will not be furnished to rooms which are occupied after 9:30 p.m. Window cleaning shall be done only by Landlord at reasonable intervals and as Landlord deems necessary.

         10. Tenant shall not use, keep or permit to be used or kept any noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein. No tenant shall make or permit to be made any loud or disturbing noises or disturb or interfere with occupants of the Building or those having business with them whether by the use of any musical instrument, radio, phonograph, shouting or in any other manner. Tenant shall not throw anything out of doors or down the passageways.

         11. The Premises shall not be used for the storage of merchandise except as such storage may be incidental to the use of the Premises authorized by the Lease. No cooking shall be done or permitted in the Premises without Landlord's consent, except that use by Tenant of Underwriter's Laboratory approved microwave ovens or equipment for brewing coffee or similar beverages shall be permitted. Tenant shall not advertise for day laborers giving an address at the Premises. The Premises shall not be used for lodging or for any illegal purposes. Tenant shall not keep or maintain pets or animals of any type and shall not store or keep bicycles, mopeds or motorcycles in the Premises or the Building.

         12. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or flammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied or permitted by Landlord.

         13. Landlord will direct electricians as to where and how electrical, telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires will be allowed without the prior consent of Landlord. The location of telephone switching equipment, call boxes and other similar equipment in the Premises shall be subject to the approval of Landlord.

         14. Landlord will furnish Tenant free of charge two (2) keys for each locking door in the Premises. Any additional or replacement keys will be furnished at a reasonable charge. All keys to offices, rooms and toilet rooms shall be obtained from Landlord and Tenant shall not duplicate or obtain such keys from any other source. Upon termination of the Lease, Tenant shall deliver to Landlord the keys to the offices, rooms and toilet rooms which were previously furnished to Tenant, failing which Tenant shall pay Landlord the cost of replacing same or of changing the lock or locks opened by any unreturned key if Landlord deems it necessary to make such changes. Landlord shall have the right periodically to change all locks and furnish Tenant with now keys therefor. Tenant shall not alter any lock or install any now or additional locks or any bolts on any door of the Premises without the prior written consent of Landlord (except as to safes, vaults and other secured areas of Tenant approved by Landlord).

         15. No furniture packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord.


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         16. Landlord reserves the right to close and keep locked all entrances any exit doors of the Building on Saturdays, Sundays, legal holidays and on other days between non-business hours, and during such further hours as Landlord may deem advisable for the adequate protection of the Building and the property of its tenants (such hours are referred to as "After-Hours"). However, during such After-Hours Tenant and/or authorized employees as wall as guests, licensees or invitees of Tenant who are accompanied by Tenant or an authorized employee of Tenant, shall be allowed access to the Building upon proper identification. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of same.

         17. The "normal business hours" for the Building are from 7:00 am. To 6:00 p.m. Monday through Friday, excluding nationally recognized standard holidays. All other hours are deemed "After-Hours."

         18. Tenant shall not canvass or solicit other tenants in the Building and Tenant shall cooperate to prevent any such canvassing and/or solicitation. Canvassing and peddling in the Building is prohibited. Tenant shall not obtain for use in the Premises food, beverage, shoe-shine or other services except as expressly permitted by Landlord.

          19. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, has no legitimate purpose to be in the Building, or is violating the rules and regulations of the Building.

         20. The requirements of Tenant will be attended to only upon application to Landlord's designated property manager. Tenant acknowledges that employees of Landlord shall have no obligation to perform work for Tenant or do anything outside their regular duties for Tenant unless under special instructions from Landlord, and that no employee will have any obligation to admit any person (Tenant or otherwise) to any office of Landlord, without specific instructions from Landlord.

         21. No vending machines of any description shall be installed, maintained, or operated by Tenant upon the Premises or in the Building, without the prior written consent of Landlord.

         22. Tenant agrees that it shall comply with all fire and security regulations that may be issued from time to time by Landlord, and Tenant shall also provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations.

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         23. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior wells of the Building. Tenant shall not interfere with broadcasting or reception from or in the Building or elsewhere.

         24. Tenant shall store its trash and garbage within the Premises or in other facilities designated by Landlord. Tenant shall not place in any trash receptacle any material which cannot be disposed of in the ordinary practice of trash disposal. All trash and garbage disposal shall be made pursuant to directions issued from time to time by Landlord.

         25. Landlord may waive any one or more of the rules end regulations as to any tenant without being construed as having waived same as to any other tenant.

         26. Tenant shall be responsible for the observance of the rules and regulations by Tenant's employees, agents, customers, invitees and guests.

         27. Landlord reserves the right upon written notice to Tenant, to rescind, after or waive any rule or regulation at any time prescribed for the Building, or to establish additional rules and regulations when, in Landlord's sole judgment, it is necessary, desirable or proper for the best interest of the Building and its tenants.

         28. The rules and regulations shall be administered fairly by Landlord and Landlord shall not enforce them in a discriminatory manner as between the tenants of the Building.



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                                    EXHIBIT G

                  EXHIBIT G HAS BEEN INTENTIONALLY OMITTED.


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                                    EXHIBIT H

                  EXHIBIT G HAS BEEN INTENTIONALLY OMITTED.